Schedule 14A Information

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Answers to questions about Vanguard's proxy

Vanguard®

Table of contents

General proxy questions	3

Proposal to elect trustees for each fund	6
(For all shareholders of U.S.-domiciled funds)

Proposal to approve a manager-of-managers arrangement
with third-party investment advisors	12
(For all shareholders of certain funds)

Proposal to approve a new manager-of-managers
arrangement with wholly owned subsidiaries of Vanguard	14
(For all shareholders of U.S.-domiciled funds)

Proposal to change the funds’ investment objective	16
(For all shareholders of REIT Index Fund and REIT Index Portfolio of the Variable Insurance Fund)

Proposal to reclassify the diversification status to nondiversified	21
(For shareholders of REIT Index Fund)

Proposal to adopt the Funds’ Service Agreement	22
(For shareholders of Institutional Index Fund and InstitutionalTotal Stock Market Index Fund)

Shareholder proposal: Genocide-free investing	24
(For shareholders of certain funds)

Funds and their relevant proposals .	26

General proxy questions

What is a proxy?

A proxy is the legal authority or means to permit a shareholder’s vote to be registered without his or her physical presence at an annual or special shareholder meeting. Shareholders may vote their proxy by mail, over the phone, or online.

Why is Vanguard conducting a shareholder meeting and proxy?

Most importantly, shareholders are being asked to elect all fund trustees. Trustees oversee the funds to make sure they effectively serve the interests of shareholders. Shareholders are also being asked to vote on several fund policy proposals that will help Vanguard manage the funds more efficiently and effectively. Vanguard’s fund trustees believe that the policy proposals, if approved, will give the funds more operational flexibility and will be in the best interests of their shareholders.

Which Vanguard funds are involved in the proxy?

The 2017 proxy involves all U.S.-domiciled Vanguard funds. Click here for a complete list of funds.

Who can vote?

Generally speaking, any person who owns shares of a U.S.-domiciled Vanguard fund on the “record date” of August 16, 2017, can vote, even if that person later sells those shares. This includes investors living outside the United States who are invested in a U.S.-domiciled Vanguard fund. However, there may be instances in which the authority to vote resides with a retirement plan sponsor or financial advisor.

When does voting occur?

Voting by proxy will start on August 16, 2017. Shareholders can vote once they receive their proxy materials after that date. Voting concludes on November 15, 2017, at the Joint Special Meeting of Shareholders in Scottsdale, Arizona.

What is a Special Meeting of Shareholders?

A Special Meeting of Shareholders is a meeting called by a fund’s board of trustees to obtain a shareholder vote on one or more proposals. In this case, a Joint Special Meeting will be held so that shareholders of multiple funds can participate at the same meeting. Vanguard shareholders have the right to vote on important proposals concerning the fund or funds that they own. The vast majority of Vanguard shareholders vote by proxy in advance of the meeting rather than by attending in person.

How often do the Vanguard funds hold shareholder meetings?

The Vanguard funds hold shareholder meetings only when shareholder approval is required to move forward with a particular transaction or policy change or, as in this case, when appropriate to address the composition of the board of trustees and make several fund policy changes. The last time the Vanguard funds held a shareholder meeting to elect trustees was in 2009.

Why is my vote important?

Vanguard fund shareholders are owners of the funds, so their participation in the voting process is important for the funds to be able to elect trustees and operate more efficiently and effectively. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of seeking the required level of shareholder participation before voting concludes at the shareholder meeting on November 15, 2017.

How do I vote?

Shareholders may vote in one of four ways:

(1) Online, at the website listed on your proxy card or voting instruction card. Follow the on-screen instructions.

(2) By phone, by calling the number listed on your proxy card or voting instruction card. Follow the recorded instructions, available 24 hours a day.

(3) By mail, by signing and dating the proxy card or voting instruction card and returning it using the postage-paid envelope.

(4) In person, at the shareholder meeting on November 15, 2017, at the DoubleTree Paradise

Valley-Scottsdale, 5401 N. Scottsdale Rd., Scottsdale, Arizona 85250.

We encourage shareholders to vote online or by phone, using the voting control number and security code that appear on their proxy card or the voting control number that appears on their voting instruction card. These methods save the Vanguard funds the most money, as they require no return postage.

What if I want to change my vote?

If you would like to change your previous vote, you may vote again using any of the methods described above. The last vote that the shareholder casts is the one that counts.

What is a proxy card?

A proxy card is a ballot used to vote by mail.

What is a voting instruction card?

A voting instruction card is another kind of ballot used to vote by mail. Voting instruction cards are provided to fund shareholders who invest through certain intermediaries including Vanguard Brokerage Services. In these cases, shareholders are instructing their intermediaries as to how they want their shares voted. The intermediaries then place the votes pursuant to the shareholder’s instructions.

Why didn’t I get a proxy statement and proxy card or voting instruction card?

A shareholder must hold one or more U.S.-domiciled Vanguard funds as of the record date of August 16, 2017. Also, you should verify the following:

• Do you own shares through a broker-dealer or bank?

ê If so, check with your broker or bank.

• If you are signed up for e-delivery of proxy statements, confirm that your email address is correct on vanguard.com.

• If you are not signed up for e-delivery, confirm your mailing address at vanguard.com.

• Are you invested only in an institutional or 529 plan held directly with Vanguard?

ê If yes, then it is possible that the plan sponsor or State plan sponsor has the voting authority. If that is the case, you would not have received proxy materials.

• If you’re still unable to locate voting materials, call 866-963-5746 to speak with a Computershare representative.

What should I do if my security code and/or control number is not working?

For all technical difficulties, shareholders should call Computershare at 866-963-5746 to speak with a representative.

During what hours is the Computershare voting call center open?

The touch-tone voting service is available 24 hours a day. Computershare representatives are available to take votes and answer questions Monday through Friday from 9 a.m. to 11 p.m. Eastern time and Saturdays from noon to 6 p.m. Eastern time.

If voting by mail, how should I sign the proxy card or voting instruction card?

Shareholders should sign their name exactly as it appears on the proxy card or voting instruction card they received along with their proxy statement. For a joint account, either owner of the account may sign the card, but one of the joint owners must sign the name exactly as it appears on the card. The proxy card or voting instruction card for other types of accounts should be signed in a way that indicates the signer’s authority—for example, “John Brown, Custodian.”

If I lose my return envelope, where should I mail my proxy card to vote?

Shareholders are not required to mail their proxy cards, and they may vote by phone or online using the information on their proxy card or voting instruction card. However, if you wish to mail your vote, send your completed proxy card or voting instruction card to: PROXY TABULATOR, PO Box 43131, Providence, RI 02940-9920.

Proposal to elect trustees for each fund

(For all shareholders of U.S.-domiciled funds)

Each fund’s board of trustees recommends a vote FOR this proposal.

What is the current composition of the board for each fund?

There are currently ten trustees on the board for each fund. Nine are independent, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

Vanguard’s chief executive officer, F. William McNabb III, serves as chairman of the board and Mark Loughridge serves as lead independent trustee.

Why are fund shareholders being asked to elect trustees?

Obtaining shareholder approval of the full slate of trustee nominees will enable the new nominees (who were not previously elected by shareholders)—Mortimer J. Buckley, Deanna Mulligan, and Sarah Bloom Raskin—to join each fund’s board of trustees. Each fund’s board will then (i) be 100% elected by shareholders and (ii) will have flexibility for future appointments as circumstances warrant.

Shareholders must elect at least one-half of a fund’s board of trustees. In addition, a fund’s board can fill any board vacancies by appointment only if, immediately after the board fills the vacancy, at least two-thirds of the trustees are ones whom shareholders had elected. The ability to appoint is important, because without it the funds would have to hold expensive shareholder meetings for each new trustee each time a vacancy needed to be filled. Given the current composition of the funds’ boards, however, the funds are not able to add new trustees through appointment.

Importantly, a long-serving elected trustee, Rajiv L. Gupta, plans to retire from each fund’s board at the end of December 2017.

Who are the nominees?

Nominees	Principal Occupation(s) and Outside Directorships
Interested Trustees

Mortimer J. Buckley[2]
Born 1969	Mr. Buckley has served as President and Director of The Vanguard Group, Inc.,
Nominee	since July 2017. Prior to this, Mr. Buckley served as Chief Investment Officer of
Vanguard from 2013 to 2017, head of the Retail Investor Group from 2006 to 2012, and Chief Information Officer of Vanguard from 2001 to 2006. He also served as
Chairman of the Board of The Children’s Hospital of Philadelphia from 2011
	to 2017	.

2 If elected as trustee of the Vanguard funds, Mr. Buckley will be considered an “interested person,” as defined in the Investment Company Act of 1940, of each Vanguard fund because he also holds the position of president of Vanguard.

Nominees	Principal Occupation(s) and Outside Directorships
Interested Trustees (continued)

F. William McNabb III[3]
Born 1957	Mr. McNabb has served as Chairman of the Board of The Vanguard Group, Inc.,
Chairman of the	and of each of the investment companies served by Vanguard, since January 2010;
Board of Trustees	Trustee of each of the investment companies served by Vanguard, since 2009;
Director of Vanguard, since 2008; Chief Executive Officer of Vanguard and Chief
Executive Officer and President of each of the investment companies served by
Vanguard, since 2008; and President of Vanguard from 2008 to 2017. Mr. McNabb also serves as a Director of Vanguard Marketing Corporation. Mr. McNabb served as a Managing Director of Vanguard from 1995 to 2008 and has been a Vanguard funds trustee since July 2009.
Independent Trustees

Emerson U. Fullwood
Born 1948	Mr. Fullwood is the former Executive Chief Staff and Marketing Officer for North
Trustee	America and Corporate Vice President (retired 2008) of Xerox Corporation
(document management products and services). Previous positions held by Mr.
Fullwood at Xerox include President of the Worldwide Channels Group, President of
Latin America, Executive Chief Staff Officer of Developing Markets, and President
of Worldwide Customer Services. Mr. Fullwood is the Executive in Residence and
2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology.
Mr. Fullwood serves as Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); as a Director of the University of Rochester Medical Center,
Monroe Community College Foundation, the United Way of Rochester, North
Carolina A&T University, and Roberts Wesleyan College; and as a Trustee of the
University of Rochester. Mr. Fullwood has been a Vanguard funds trustee since
January 2008.
Amy Gutmann
Born 1949	Dr. Gutmann has served as President of the University of Pennsylvania since 2004.
Trustee	She is the Christopher H. Browne Distinguished Professor of Political Science,
School of Arts and Sciences, and Professor of Communication, Annenberg School
for Communication, with secondary faculty appointments in the Department of
Philosophy, School of Arts and Sciences, and at the Graduate School of Education,
University of Pennsylvania. Dr. Gutmann also serves as a Trustee of the National
Constitution Center. Dr. Gutmann has been a Vanguard funds trustee since
June 2006.
JoAnn Heffernan Heisen
Born 1950	Ms. Heisen is the former Corporate Vice President of Johnson & Johnson
Trustee	(pharmaceuticals/medical devices/consumer products) and a former member of the
Executive Committee (1997–2008). During her tenure at Johnson & Johnson, Ms.
Heisen held multiple roles, including: Chief Global Diversity Officer (retired 2008),
Vice President and Chief Information Officer (1997–2006), Controller (1995–1997),
Treasurer (1991–1995), and Assistant Treasurer (1989–1991). Ms. Heisen serves as a Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson
Foundation and as a member of the Advisory Board of the Institute for Women’s
Leadership at Rutgers University. Ms. Heisen has been a Vanguard funds trustee since July 1998.

3 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds and because of his position at Vanguard.

Nominees	Principal Occupation(s) and Outside Directorships
Independent Trustees (continued)

F. Joseph Loughrey
Born 1949	Mr. Loughrey is the former President and Chief Operating Officer (retired 2009) and
Trustee	Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery).
Mr. Loughrey serves as Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a
Director of the V Foundation for Cancer Research; and as a member of the Advisory
Council for the College of Arts and Letters and Chair of the Advisory Board to the
Kellogg Institute for International Studies, both at the University of Notre Dame.
Mr. Loughrey has been a Vanguard funds trustee since October 2009.
Mark Loughridge
Born 1953	Mr. Loughridge is the former Senior Vice President and Chief Financial Officer
Trustee	(retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s Retirement Plan Committee (2004–2013). Previous
positions held by Mr. Loughridge at IBM include Senior Vice President and General
Manager of Global Financing (2002–2004), Vice President and Controller (1998–
2002), and a variety of management roles. Mr. Loughridge serves as a Director of
The Dow Chemical Company and as a member of the Council on Chicago Booth.
Mr. Loughridge has been a Vanguard funds trustee since March 2012.
Scott C. Malpass
Born 1962	Mr. Malpass has served as Chief Investment Officer since 1989 and Vice President
Trustee	since 1996 at the University of Notre Dame. Mr. Malpass serves as an Assistant
Professor of Finance at the Mendoza College of Business at the University of Notre
Dame and is a member of the Notre Dame 403(b) Investment Committee.
Mr. Malpass also serves as Chairman of the Board of TIFF Advisory Services, Inc.,
and on the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the Board of Superintendence of the Institute for the Works of Religion.
Mr. Malpass has been a Vanguard funds trustee since March 2012.
Deanna Mulligan
Born 1963	Ms. Mulligan has served as Chief Executive Officer since 2011 and President since
Nominee	2010 of The Guardian Life Insurance Company of America.[4] Previous positions held by Ms. Mulligan since joining The Guardian Life Insurance Company of America in
2008 include Chief Operating Officer (2010–2011) and Executive Vice President
of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a Board
Member of The Guardian Life Insurance Company of America, the American Council
of Life Insurers, the Partnership for New York City (business leadership), and the
Committee Encouraging Corporate Philanthropy; as a Trustee of the Economic Club
of New York and the Bruce Museum (arts and science); and as a member of the
Advisory Council for the Stanford Graduate School of Business.

4 Guardian Life provides group insurance and administrative services for employee benefits such as group life, dental, vision, and disability coverage to two advisors, each of which manages one or more of the Vanguard funds. Amounts paid by these advisors to Guardian Life for such insurance and services were less than 0.006% of Guardian Life’s premium revenues in each of 2015 and 2016. Park Avenue Securities (PAS) is an indirect, wholly owned subsidiary of Guardian Life and a dually registered broker-dealer and investment adviser. From time to time, PAS receives payments related to the sale of certain non-Vanguard mutual funds advised by firms that also advise certain Vanguard funds. In 2016, these payments amounted to less than 0.15% of PAS’ revenues and PAS’ earnings comprised less than 1% of Guardian Life’s pre-tax earnings. Deanna Mulligan is not an officer or director of PAS.

Nominees	Principal Occupation(s) and Outside Directorships
Independent Trustees (continued)

André F. Perold
Born 1952	Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the
Trustee	Harvard Business School (retired 2011). Dr. Perold serves as Chief Investment
Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an Overseer of the Museum of Fine Arts Boston.
Dr. Perold has been a Vanguard funds trustee since December 2004.
Sarah Bloom Raskin
Born 1961	Ms. Raskin served as Deputy Secretary of the United States Department of the
Nominee	Treasury (2014–2017), as Governor of the Federal Reserve Board (2010–2014), and
as Commissioner of Financial Regulation of the State of Maryland (2007–2010). Ms.
Raskin also served as a member of the Neighborhood Reinvestment Corporation
Board from 2012 to 2014.
Peter F. Volanakis
Born 1955	Mr. Volanakis is the retired President and Chief Operating Officer (retired 2010) of
Trustee	Corning Incorporated (communications equipment) and a former Director of Corning
Incorporated (2000–2010) and of Dow Corning (2001–2010). Mr. Volanakis served as a Director of SPX Corporation (multi-industry manufacturing) in 2012 and as an
Overseer of the Amos Tuck School of Business Administration at Dartmouth
College from 2001 to 2013. Mr. Volanakis serves as Chairman of the Board of
Trustees of Colby-Sawyer College and is a Member of the Board of Hypertherm Inc.
(industrial cutting systems, software, and consumables). Mr. Volanakis has been a
Vanguard funds trustee since July 2009.

How many of the nominees will be independent trustees if elected?

Ten of the twelve nominees—all but Mr. McNabb and Mr. Buckley—will be independent trustees if elected by shareholders.

How many of the trustee nominees have ownership shares in Vanguard funds?

All the nominees allocate personal assets among the Vanguard funds according to their own investment needs. Each nominee owns more than $100,000 worth of shares of Vanguard funds. As a group, each fund’s nominees own less than 1% of the outstanding shares of that fund.

How are the boards of each Vanguard fund structured?

The Vanguard funds are grouped into 37 separate trusts. Each trust is made up of one or more Vanguard funds (which are sometimes called “series” of the trust). Funds that are part of the same trust elect their trustees jointly.

The same individuals currently serve as trustees for all the Vanguard funds. There are important benefits in having the board of each fund include trustees who serve on the boards of the other Vanguard funds. Service on multiple fund boards gives the trustees greater familiarity with operations that are common to all Vanguard funds. Such service also permits the trustees to address common issues knowledgeably and consistently. It also avoids the substantial additional costs, administrative complexities, and redundancies that would result from having a different board of trustees for every Vanguard fund.

Although there are many areas of common interest among the funds, the trustees recognize that they are responsible for exercising their responsibilities at all times on a fund-by-fund basis.

How long will each trustee serve if elected?

If elected, each trustee will serve until he or she resigns, retires, or is removed from the board as provided in the fund’s governing documents. The trustees believe that, as a general matter, each trustee should retire from the board no later than the end of the year in which the trustee attains age 72. However, the trustees believe that a majority of the independent trustees should be permitted to allow any independent trustee who attains age 72 to continue to serve on the board for a temporary period (not to exceed one year) if exceptional circumstances are present and if a temporary extension of service is determined to be in the best interests of the Vanguard funds.

A trustee may be removed from the board by a shareholder vote representing two-thirds of the total combined net asset value of all fund shares under the same trust. If a nominee is unable to accept election, or subsequently leaves the board before the next election, the board of trustees may, in its discretion, select another person to fill the vacancy.

What are the responsibilities of the board of each fund?

The primary responsibility of the board of trustees of each fund is to oversee the management of the fund for the benefit of shareholders. Each board has a supermajority of independent trustees who are not “interested persons” of the funds. Mr. McNabb and Mr. Buckley would be the only interested trustees on the funds’ boards. The independent trustees bring a broad range of relevant backgrounds, experience, and skills to the boards, particularly in those domains critical to the funds and their shareholders.

In exercising their oversight responsibilities, the trustees focus on matters they determine to be vitally important to fund shareholders. This includes not only the management, performance, and risk management of the funds, but also the approval of arrangements with material service providers (e.g., fund custodians).

The investment acumen, experience, and objective thinking of the independent trustees are invaluable assets for the funds’ shareholders and Vanguard management. Holding management accountable to a group of independent, highly experienced, and qualified individuals who act solely on behalf of shareholders makes management more effective in the long run.

Each fund’s board of trustees met seven times during its last fiscal year. No trustee attended fewer than 75% of the total meetings of the board and 75% of the total meetings of the board committees on which he or she serves.

How are trustees selected?

The independent trustees’ nominating committee nominates candidates for election to the board of trustees of each fund. Oversight of the funds and their management by a group of highly qualified trustees is critical to the long-term investment outcomes of our fund investors. To that end, the board has identified a range of capabilities relevant to the funds’ operations that the trustees—in aggregate—must bring to bear as fiduciaries for fund shareholders. The board expects that all trustees will be of the highest integrity, committed to acting solely in fund investors’ best interests, and have a track record of substantial professional accomplishment.

The following table reflects the board’s assessment of each trustee’s background and its relevance to oversight of the funds:

Although each trustee and nominee may not be equally skilled in each area the board deems important, the board believes that a variety of skills and experience—as well as diversity along dimensions such as age, tenure, gender, and ethnicity—will result in a board uniquely suited to serve investors’ long-term interests.

Proposal to approve a manager-of-managers arrangement with third-party investment advisors

(For all shareholders of funds listed here)

Each fund’s board of trustees recommend a vote FOR this proposal.

What are shareholders being asked to approve?

If approved, this proposal would allow 147 U.S.-domiciled Vanguard funds, including all Vanguard-managed index funds and 18 Vanguard-managed active funds, to enter into or materially amend investment advisory agreements with third-party investment advisors without first obtaining additional approval.

(Click here for a list of the affected funds.)

How will the funds and fund shareholders benefit from passage of this proposal?

If approved, this proposal would give the funds flexibility to enter into and materially amend investment advisory contracts without prior shareholder approval, potentially saving shareholders from additional fund expenses and delays associated with obtaining shareholder approval.

Vanguard has over 20 years of experience in identifying, evaluating, and monitoring investment advisors; selecting and refining investment objectives; and evaluating and negotiating low-cost advisory fees. Approval of this proposal would allow the funds to benefit from Vanguard’s expertise in recommending and monitoring the most suitable third-party investment advisors for the funds and negotiating competitive fees with those advisors.

In addition, approval of this proposal would bring consistency to the Vanguard fund complex by allowing all funds to benefit from the existing manager-of-managers arrangement when structuring their advisory arrangements, as several funds currently have this flexibility. Approval of this proposal would also give the Vanguard funds many of the same benefits enjoyed by a wide range of competitors that rely on similar permission to structure their advisory arrangements.

Lastly, having this flexibility would enhance the funds’ business continuity plans by providing an additional option for the funds to continue operating should an event, such as a natural disaster, significantly disrupt Vanguard’s operations.

If approved, what changes will the funds be able to make without prior shareholder approval?

If this proposal is approved, each fund’s board of trustees would be required to approve any new or amended advisory agreements and would continue to provide oversight of the investment advisor selection and engagement process. The trustees would periodically review and consider for renewal all investment advisory agreements with any third-party investment advisors.

Each fund will have the flexibility to enter into and materially amend an investment advisory agreement with a third-party advisor if the fund’s trustees approve the agreement or amendments. Once approved, a fund would be able to make the following changes without prior shareholder approval:

• A fund may reallocate its assets among existing advisors;

• A fund may allocate a portion of its assets to one or more advisors;

• A fund may replace existing advisors with a different advisor;

• A fund may continue an advisory agreement where a change of management control of the advisor would otherwise require shareholder approval.

Will shareholders be notified in the event that a fund enters into or materially changes an investment advisory agreement with a new third-party advisor?

Within 90 days of hiring a new third-party advisor, Vanguard would provide a statement to shareholders containing certain information about the new advisor and the related advisory agreement.

Are there currently any plans to change a fund’s advisory arrangements based on this proposal?

No. Vanguard has not recommended, and no fund’s board of trustees has approved, any changes to a fund’s advisory arrangements in anticipation of receiving approval of this proposal.

What happens if shareholders do not approve this proposal?

If shareholders of a fund do not approve this proposal, then the fund will not be permitted to rely on the existing manager-of-managers arrangement and would be required to obtain shareholder approval before entering into or materially amending an investment advisory agreement with a third-party advisor.

Proposal to approve a new manager-of-managers arrangement with wholly owned subsidiaries of Vanguard

(For all shareholders of U.S.-domiciled funds)

Each fund’s board of trustees recommends a vote FOR this proposal.

What are shareholders being asked to approve?

If approved, and pending approval of a U.S. Securities and Exchange Commission (SEC) exemptive application, this proposal would enable all U.S.-domiciled Vanguard funds to enter into or materially amend investment advisory agreements with wholly owned subsidiaries of Vanguard.

How will the funds and fund shareholders benefit from the passing of this proposal?

If approved, this proposal would give the funds flexibility to enter into and materially amend investment advisory contracts with third-party investment advisors and wholly owned subsidiaries of Vanguard without first obtaining additional shareholder approval. This flexibility could potentially save shareholders additional fund expenses and delays associated with obtaining shareholder approval.

Approving this proposal would also allow the funds to leverage certain capabilities of Vanguard’s non-U.S. subsidiaries, which would be particularly valuable for funds that transact in non-U.S. markets. More specifically, funds would benefit from the ability to participate in the new-issue market outside of normal U.S. business hours, leverage relationships with brokers in local markets, and gain access to local issuers through investor calls and in-person meetings.

Lastly, having this flexibility would enhance the funds’ business continuity plans by providing an additional option for the funds to continue operating should an event, such as a natural disaster, significantly disrupt Vanguard’s operations.

How is this proposal different from the proposal seeking approval of the existing manager-of-managers arrangement with third-party investment advisors?

The proposal to approve an existing manager-of-managers arrangement with third-party investment advisors seeks shareholder approval to rely on existing SEC permission that was granted in 1993. It permits funds to enter into and materially amend investment advisory agreements with third-party investment advisors, but it does not extend to agreements with wholly owned subsidiaries of Vanguard. The proposal to approve a new manager-of-managers arrangement with wholly owned subsidiaries of Vanguard would allow the funds to enter into or materially amend investment advisor agreements with both third-party investment advisors and wholly owned subsidiaries of Vanguard, provided that the SEC grants the funds’ application for permission.

Why are shareholders being asked to vote on both manager-of-managers proposals?

Although the SEC has issued a large number of similar manager-of-managers orders, there is no guarantee it will grant the funds’ requested permission. If the SEC denies the funds’ request for a new managers-of-managers arrangement, the funds would not be able to enact the new arrangement even if shareholders approve the manager-of-managers proposal involving wholly owned subsidiaries.

How does the proposal support the best interests of fund shareholders?

If the SEC grants the funds’ requested permission and shareholders approve this proposal, then under the new manager-of-managers arrangement, each fund’s board of trustees would be required to approve any new or amended advisory agreements and would continue to provide oversight of the investment advisor selection and engagement process.

In addition, whenever Vanguard recommends an investment advisory change for a fund involving one of Vanguard’s wholly owned subsidiaries, the board of trustees of the fund must find that such change is in the best interests of the fund and its subsidiaries and does not involve a conflict of interest from which Vanguard or its wholly owned subsidiary derives an inappropriate advantage. Each year, a fund’s board of trustees would review and consider for renewal all investment advisory agreements with any third-party investment advisors.

If approved, what changes will the funds be able to make without prior shareholder approval?

In addition to shareholder approval, the SEC would need to grant Vanguard’s request for permission before the funds could proceed. Assuming both conditions are met, a fund would be able to make the following changes without prior shareholder approval:

• A fund may reallocate its assets among existing advisors, including Vanguard;

• A fund may allocate a portion of its assets to one or more additional advisors, including a wholly owned subsidiary of Vanguard;

• A fund may replace an existing advisor with a different advisor, including a wholly owned subsidiary of Vanguard;

• A fund may continue an advisory agreement when a change of control of the advisor would otherwise require shareholder approval.

Will shareholders be notified in the event that a fund enters into or materially changes an investment advisory agreement?

Within 90 days of hiring a new advisor, the fund must provide to shareholders an information statement, and/or notice of availability of such an information statement on a website, that contains certain information about the new advisor and the related advisory agreement.

Are there currently any plans to change a fund’s advisory arrangements based on this proposal?

No. Vanguard has not recommended, and no fund’s board of trustees has approved, any changes to a fund’s advisory arrangements in anticipation of receiving approval of this proposal.

What happens if shareholders do not approve this proposal?

If shareholders of a fund do not approve the proposal, then the fund will not be permitted to rely on the new manager-of-managers arrangement and would be required to obtain shareholder approval before entering into or materially amending an investment advisory agreement with a wholly owned subsidiary of Vanguard.

Proposal to change the funds’ investment objective

(For shareholders of Vanguard REIT Index Fund and the REIT Index Portfolio of Vanguard Variable Insurance Fund)

Each fund’s board of trustees recommends a vote FOR this proposal.

What are shareholders being asked to approve?

This proposal solicits shareholder approval to change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio, as shown here:

Current investment objective	Proposed investment objective

The Fund/Portfolio seeks to provide a high	The Fund/Portfolio seeks to provide a high level of
level of income and moderate long-term capital	income and moderate long-term capital appreciation
appreciation by tracking the performance of a	by tracking the performance of a benchmark index that
benchmark index that measures the performance	measures the performance of publicly traded equity
of publicly traded equity REITs.	REITs and other real estate-related investments.

This change in the objective will allow for a change to the benchmark index of the two funds from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Index. This will result in a corresponding name change for the funds, as shown below.

Fund	Current MSCI	Proposed MSCI	Proposed MSCI
	benchmark	transition benchmark	destination benchmark

Vanguard REIT Index	MSCI US REIT Index	MSCI US Investable	MSCI US Investable
Fund		Market Real Estate	Market Real Estate 25/50
		25/50 Transition Index	Index

Vanguard Variable	MSCI US REIT Index	Not applicable	MSCI US Investable
Insurance Fund REIT			Market Real Estate 25/50
Index Portfolio			Index

Why are these changes being proposed?

In September 2016, several changes were made to the Global Industry Classification Standard (GICS) methodology, an industry-recognized approach to classifying global market sectors, that resulted in the addition of real estate as an 11th GICS sector. This sector now encompasses equity real estate investment trusts (REITs), including certain additional specialized REITs, along with real estate management and development companies.

The changes to the investment objective of the funds are being proposed because they will:

• Align the funds with the updated GICS methodology.

• Broaden the Vanguard funds’ sector lineup for the equities market by allowing the funds to invest not just in equity REITs but also in all real estate-related securities in the sector, which is not currently in our lineup.

• Provide additional investment capacity.

Overall, these changes will align the funds with the newly constituted real estate sector and enable investors in Vanguard’s sector equity index funds to have broader market exposure, effectively increasing the market capitalization of the two funds by approximately 20%. The change will also provide additional investment capacity for the funds, which helps mitigate the impact of limits on how much of any one REIT an investor can own.

If this proposal is approved, the funds will change their benchmark from the MSCI US REIT Index to the MSCI US

Investable Market Real Estate 25/50 Index.

Why is a shareholder vote required to change the investment objective?

To change the benchmark index of the funds and align them with the new real estate sector, shareholders must approve the change to the investment objective to encompass equity REITs and real estate-related securities. This is required because the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio was established as a fundamental investment policy, so it can be changed only with shareholder approval.

Although the funds seek to provide exposure to publicly traded equity REITs, their investment objective does not currently allow for investment in certain specialized REITs and real estate management and development companies.

What are some of the key characteristics of the existing and proposed new benchmark indexes?

Here is a comparison of the two benchmark indexes:

Comparison of the current and proposed benchmarks
(As of June 30, 2017)
		MSCI US Investable Market
MSCI US REIT Index		Real Estate 25/50 Index
	(Current)	(Proposed)	Difference
Characteristics
Index Market Capitalization (in Billions)	$844.3	$1,034.9	$190.6
Number of Constituents	155	181	26
Dividend Yield	4.02%	3.74%	-0.28
Price/Earnings Ratio	36.3	37.8	1.5
Performance (%)
Year to Date	2.6	5.1	2.5
1 Year	-1.8	1.1	2.9
3 Year	8.2	7.9	-0.3
5 Year	9.4	9.5	0.1
Volatility (%)
1 Year	11.1	10.5	-0.6
3 Year	15.0	13.8	-1.2
5 Year	13.8	12.7	-1.1
Sharpe Ratio
1 Year	-0.17	0.09	0.26
3 Year	0.57	0.60	0.03
5 Year	0.70	0.76	0.06
Number of Companies
Large-Cap	12	15	3
Mid-Cap	21	24	3
Small-Cap	122	142	22
Total	155	181	26
Market Cap (%)
Large-Cap (%)	37.3	41.8	4.5

Mid-Cap (%)	24.7		23.4		-1.3
Small-Cap (%)	38.0		34.8		-3.2
Total	100.0%		100.0%
Median Market Cap (in Billions)	$3.06		$3.04	-$	0.02
Turnover (%)	4.32		5.42		1.1

			MSCI US Investable Market
	MSCI US REIT Index		Real Estate 25/50 Index
	(Current)		(Proposed)

		Index			Index
Industry Breakdown	Holdings	Weight	Holdings		Weight
Specialized REITs	17	17.3%	29		29.1%
Retail REITs	30	19.0%	30		15.5%
Residential REITs	18	16.6%	17		13.7%
Office REITs	23	13.3%	23		10.8%
Health Care REITs	17	13.0%	18		10.6%
Diversified REITs	22	7.5%	21		6.1%
Industrial REITs	9	7.0%	9		5.7%
Hotel & Resort REITs	19	6.3%	19		5.2%
Real Estate Services	0	0.0%	7		2.3%
Real Estate Development	0	0.0%	2		0.5%
Diversified Real Estate Activities	0	0.0%	4		0.3%
Real Estate Operating Companies	0	0.0%	2		0.2%
Total	155	100.0%	181		100.0%

		Index			Index
Top 20 Holdings	Security	Weight	Security		Weight
	Simon Property Group	6.1%	American Tower		5.5%
	Equinix	3.9%	Simon Property Group		5.0%
	Public Storage	3.9%	Crown Castle Intl. Corp.		3.5%
	Prologis	3.7%	Equinix		3.2%
	Welltower Inc.	3.2%	Public Storage		3.1%
	Avalonbay Communities	3.1%	Prologis		3.0%
	Ventas	2.9%	Welltower Inc.		2.6%
	Equity Residential	2.9%	Avalonbay Communities		2.6%
	Boston Properties	2.2%	Weyerhaeuser Co.		2.4%
	Digital Realty	2.1%	Ventas		2.4%
	Essex Property Trust	2.0%	Equity Residential		2.3%
	Vornado Realty Trust	1.9%	Boston Properties		1.8%
	HCP	1.8%	Digital Realty Trust		1.7%
	GGP	1.7%	Essex Property Trust		1.6%
	Realty Income Corp	1.7%	SBA Communications A		1.6%
	Host Hotels & Resorts	1.6%	Vornado Realty Trust		1.5%
	Mid-America Apartment	1.4%	HCP		1.4%
	Alexandria Real Estate	1.3%	GGP		1.4%
	SL Green Realty Corp.	1.3%	Realty Income Corp.		1.4%
	UDR	1.2%	Host Hotels & Resorts		1.3%

Source: MSCI.

Will changing the benchmark index require the funds to change their names?

Yes, because the funds currently invest exclusively in U.S. publicly traded equity REITs. The proposed benchmark index includes additional specialized REITs (a type of equity REIT) and real estate management and development companies. Therefore, changing each fund’s name more accurately reflects the securities in which each one seeks to invest.

Current names	Future names
Vanguard REIT Index Fund	Vanguard Real Estate Index Fund
Vanguard Variable Insurance Fund	Vanguard Variable Insurance Fund
REIT Index Portfolio	Real Estate Index Portfolio

Why will the REIT Index Fund be using a transition index?

The use of a transition index is expected to reduce the transaction costs associated with trading large amounts of securities in a short period. Accordingly, the REIT Index Fund’s board of trustees has determined the use of a transition index to be in the best interests of shareholders.

During the six-month transition, the REIT Index Fund will sell positions in its current holdings while proportionally adding exposure to additional specialized REITs and real estate management and development companies based on each security’s weight in the index. To reduce transaction costs, the REIT Index Fund will seek to track a transition index, the MSCI US Investable Market Real Estate 25/50 Transition Index, for the duration of the transition. The transaction costs for the REIT Index Fund’s transition are expected to be moderate. SEC filings will be made when the REIT Index Fund begins tracking the transition index and again at the conclusion of the transition, at which time the fund will begin to track the MSCI US Investable Market Real Estate 25/50 Index.

When do you expect the REIT Index Fund’s transition to the new index to start?

The REIT Index Fund’s transition to the new benchmark index is contingent upon obtaining shareholder approval of the new investment objective. If shareholders approve the change, then the transition is expected to begin in early 2018. To protect the REIT Index Fund and its investors and to diminish the ability of other investors to trade “in front” of the REIT Index Fund, more specific information regarding the timing of the transition will not be publicly provided.

When do you expect the REIT Index Fund’s transition to the new index to be completed?

Because of the REIT Index Fund’s size and the degree of trading required, the transition is expected to occur over a six-month period. The transition index will be used to minimize transaction costs.

Will a transition index be used for Vanguard Variable Insurance Fund REIT Index Portfolio?

No, the REIT Index Portfolio will not require a transition index because the portfolio is small enough to allow for a transition to the new benchmark index in a shorter time. Because the portfolio is smaller, the transition to the new index will not result in the same level of costs that are associated with transitioning a larger fund, like the REIT Index Fund, to a new index.

Will the benchmark index change result in expense ratio changes for the funds?

No, the benchmark index change is not expected to result in a change to the expense ratio for Vanguard REIT Index Fund or Vanguard Variable Insurance Fund REIT Index Portfolio.

Will the benchmark index changes trigger capital gains distributions for the funds?

Capital gains distributions are not expected to occur as a result of the benchmark changes. However, actual costs depend on multiple variables, most importantly market conditions at the time of each transition.

Will tracking the broader benchmark indexes lead to better performance for the funds?

This change is not intended to improve or “chase” returns. The new benchmark index will provide broader real estate exposure for investors in the funds. We are continually focused on the long term, and we believe that over time, investors will benefit from broader real estate exposure. In addition, the new benchmark index will provide broader real estate exposure for investors who use our sector lineup for portfolio construction.

Do you expect the benchmark index change to result in higher tracking error for the REIT Index Fund?

During the six-month trading/transition period, the REIT Index Fund will sample and replicate the transition benchmark. As a result, the fund is expected to temporarily incur a slightly higher tracking error. After the transition, the tracking error is expected to narrow.

Proposal to reclassify the diversification status to nondiversified

(For shareholders of Vanguard REIT Index Fund)

The fund’s board of trustees recommends a vote FOR this proposal.

Why is the REIT Index Fund proposing to change its diversification status?

Changing the diversification status of the REIT Index Fund from diversified to nondiversified, as defined by the Investment Company Act of 1940 (the “1940 Act”), is being proposed to provide additional flexibility to the fund to track its benchmark index, as such tracking can be more challenging for a diversified fund investing in a specific industry sector. By moving to a nondiversified status, the REIT Index Fund will be able to own securities in its index in the appropriate weight as the fund continues to grow. Changing the diversification status of the REIT Index Fund will also align the fund with the diversification status of Vanguard’s other sector equity index funds.

What does “diversified” mean, as defined by the 1940 Act?

Under the 1940 Act, a mutual fund is designated as diversified or nondiversified, depending in part on its ownership of the issuers in which the fund invests. A “diversified” mutual fund must abide by certain rules that limit aggregate ownership of securities in the fund’s investment portfolio. For example, diversified funds are limited in their ability to own more than 10% of the voting stock of single issuers. Some industry sectors, such as the REIT market, are more concentrated than others and therefore can present challenges for large diversified funds seeking to invest in securities in such sectors.

If the proposal is approved, additional disclosure related to nondiversification risk will be required in the prospectus, but the day-to-day management of the REIT Index Fund will remain the same.

The REIT Index Fund must continue to comply with Internal Revenue Code asset diversification requirements.

Shareholders of the REIT Index Fund approved changing the fund’s diversification status to nondiversified in 2002. Why is shareholder approval required again?

The REIT Index Fund operated as a diversified fund for three consecutive years after the 2002 shareholder approval, meaning it did not hold more than 10% of the voting stock of a single issuer or otherwise operate as nondiversified. Under the 1940 Act, the REIT Index Fund was then automatically reclassified as diversified; that change did not require shareholder approval. However, the 1940 Act does require that shareholder approval must be obtained for the REIT Index Fund to change its status from diversified to nondiversified.

Will the REIT Index Fund’s principal risks change if the fund becomes nondiversified?

The REIT Index Fund will continue to invest in securities represented in its benchmark index and will operate as a nondiversified fund only as necessary to track its benchmark index. In such a case, the REIT Index Fund’s risk profile may increase, because a nondiversified fund may invest a greater percentage of its assets in a particular issuer or a group of issuers or may own more of an issuer’s voting stock than a diversified fund.

Are other Vanguard funds nondiversified?

Yes, currently 27 Vanguard funds have a nondiversified status, including all Vanguard sector equity index funds.

Proposal to adopt the Funds’ Service Agreement

(For shareholders of Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund)

Each fund’s board of trustees recommends a vote FOR this proposal.

What is the Funds’ Service Agreement (FSA)?

All publicly available Vanguard funds, except for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund, operate under an “internalized” management structure in accordance with exemptive orders issued by the SEC and with a service agreement among all the other funds and Vanguard. The FSA sets the terms under which the Vanguard funds capitalize, operate, and share the expenses of Vanguard. Under the FSA, Vanguard and its affiliates provide corporate management, administrative, transfer agency, distribution, and investment advisory services to the funds based on Vanguard’s cost of operations.

Why has the board decided to approve the adoption of the FSA by the two institutional funds?

The board’s decision was based on the best interests of shareholders of both funds and the benefits that shareholders are expected to derive from each of the funds’ becoming a party to the FSA. Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund are the only publicly offered Vanguard mutual funds that are not parties to the FSA. Harmonizing the funds’ advisory and distribution arrangements offers the potential for lower costs, broader access to lower-cost share classes, and operational effectiveness for institutional fund shareholders.

In addition, each Vanguard fund that is currently a party to the FSA might benefit from long-term shared economies of scale by bringing in the assets of the institutional funds and spreading Vanguard’s cost allocation methodology over those funds along with the existing member funds.

What is the impact on the institutional funds if shareholders approve adopting the FSA?

If shareholders approve the institutional funds’ adoption of the FSA, Institutional class shareholders of both funds are expected to see immediate expense ratio reductions as outlined below:

Institutional Index Fund and Institutional Total Stock Market Index Fund

Share class	Current expense ratio	Proposed expense ratio
Institutional	0.040%	0.035%
Institutional Plus	0.020%	0.020%

In addition, by combining the assets of the institutional funds along with those of all other publicly available Vanguard mutual funds and by sharing in the economies of scale that derive from the growth of the Vanguard fund complex, the institutional funds could potentially see additional expense ratio reductions in the future.

Will the institutional funds’ minimum initial investments change if shareholders approve the funds’ adoption of the FSA?

Yes. If shareholders approve the institutional funds’ adoption of the FSA, shareholders of the institutional funds could see immediate broader access to lower-cost share classes through the proposed reduction of minimum initial investments as outlined below:

Institutional Index Fund
Share class	Current minimum	Proposed minimum
Institutional	$5 million	$5 million
Institutional Plus	$200 million	$100 million

Institutional Total Stock Market Index Fund
Share class	Current minimum	Proposed minimum
Institutional	$100 million	$5 million
Institutional Plus	$200 million	$100 million

What are the differences between the institutional funds’ advisory/distribution arrangements and those in the FSA?

The FSA describes the terms under which almost all of Vanguard’s U.S.-domiciled funds capitalize, operate, and share the expenses of Vanguard. Under the FSA, Vanguard and Vanguard Marketing Corporation provide investment advisory and distribution services based on Vanguard’s cost of operations.

The institutional funds are the only publicly available U.S.-domiciled Vanguard funds that are not a party to the FSA. Rather, they receive services pursuant to two separate agreements in which they pay a set fee for those services.

If shareholders agree to authorizing the institutional funds to adopt the FSA as outlined above, the institutional funds’ shareholders will be agreeing to their funds operating under the terms in which all other publicly available Vanguard funds capitalize, operate, and share the expenses of Vanguard as set forth by the FSA. Under the FSA, the institutional funds would become owners of Vanguard by making a capital contribution to Vanguard, which may be adjusted from time to time, and they may be called upon to invest up to 0.40% of their net assets in Vanguard. Based on net assets as of May 31, 2017, each institutional fund’s investment in Vanguard would be less than 0.01% of its net assets. The institutional funds’ expenses will be based on their respective allocated portions of Vanguard’s expenses, similar to the other Vanguard funds.

Are the institutional funds similar to Vanguard 500 Index Fund and Vanguard Total Stock Market Index Fund?

Yes, the institutional funds are similar to these funds in that they track the same market segments and indexes. When Vanguard Institutional Index Fund was launched in 1990 and Vanguard Institutional Total Stock Market Index Fund in 2001, they were launched outside of the FSA’s internalized management structure, because doing so was necessary at that time to provide competitive pricing for institutional investors.

Upon adoption of the FSA, will historical performance of the institutional funds still be available?

Yes, historical performance of the institutional funds will be unaffected by adoption of the FSA.

Shareholder proposal: Genocide-free investing

(For shareholders of certain funds listed here)

Each fund’s board of trustees recommends a vote AGAINST this proposal.

Why are we including this shareholder proposal?

A shareholder can submit a proposal for inclusion in a fund’s proxy statement, as long as the shareholder meets certain eligibility and procedural requirements outlined by federal securities laws. Certain Vanguard fund shareholders have complied with these requirements, so we are including their proposal.

What is the shareholder proposal?

As submitted by shareholders of certain funds, without modification, the proposal requested that the board of trustees of the Vanguard funds listed here institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

What is Vanguard’s position on this issue?

The board’s statement of opposition is as follows:

The trustees of the funds recommend that you vote against this proposal. While the humanitarian issues on which this proposal is ultimately focused are of consequence and deep concern, meaningful, long-term solutions to these issues require diplomatic and political resources to come together to implement change. Importantly, your funds are compliant with all applicable U.S. laws on this matter. In addition, the proposal would interfere with the advisors’ fiduciary duty to manage your funds in line with their investment objectives and strategies. Finally, we believe that the divestment contemplated by the proposal would be an ineffective means to implement the social change it seeks.

Vanguard is fully compliant with all applicable U.S. laws and regulations.

The United States government, through its policymakers, has established a clear legal framework wherein investments in companies that are owned or controlled by the government of Sudan, among other countries, are prohibited. The proposal does not take into account that the funds are compliant with these laws.

As an investment firm with a very large client base, Vanguard is periodically asked by clients to modify our investments for a variety of reasons—from environmental and social issues to humanitarian and political concerns. We simply cannot manage the funds in an effective manner that would address all of these issues as well as, or better than, policymakers while fulfilling our fiduciary obligation to shareholders.

The addition of further investment constraints is not in fund shareholders’ best interests.

Placing additional and specifically prescriptive constraints on a portfolio manager’s investable universe, based on factors unrelated to a fund’s stated investment objective and/or investment strategies, could interfere with the fund’s obligation to its investors. Each of the Vanguard funds is required to invest shareholders’ assets pursuant to a given fund’s stated objective. In the case of actively managed funds, which seek to provide varying degrees of current income and/or long-term capital appreciation, they are managed in adherence to tightly prescribed parameters related to the geography, size, sector and/or style (for example, growth versus value) of the companies in which they invest. Constraints imposed by third parties could impair the ability of portfolio managers to provide fund shareholders investment returns that are competitive with similar funds. Index funds typically seek to track the performance of a benchmark index that represents either the broad market or a subset of the market based on geography, size, sector and/or style. As such, limiting a fund’s ability to invest in all of the constituent companies in its benchmark index could introduce deviation (that is, tracking error) between the fund’s performance and that of its benchmark index, which would be detrimental to the fund’s shareholders.

Divestment is an ineffective means to implement social change.

The trustees believe that divestment—especially in cases where a company bears no direct relation to the issue at hand—is a particularly ineffective remedy. Selling a company’s shares into the secondary market (that is, not back to the subject company itself) has no direct impact on the company’s capitalization, and it simply puts the shares into the hands of another owner (one perhaps with less concern for the underlying issues). Additionally, as investors in publicly traded companies, the funds are not well poised to influence matters that extend well beyond the operations of their portfolio companies. While we understand the concerns of shareholders who have submitted the proposal, we believe that ending genocide requires diplomatic and political solutions.

Funds and their relevant proposals

Proposal key

1	.	Elect trustees
2	.	Approve a manager-of-managers arrangement with third-party investment advisors
3	.	Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard
4	.	Change the investment objective of Vanguard REIT Index Fund and the REIT Index Portfolio of the Vanguard

  Variable Insurance Fund

  Reclassify the diversification status of the REIT Index Fund to nondiversified

  Adopt the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total

  Stock Market Index Fund

  Shareholder proposal: Genocide-free investing

Vanguard Fund Name	1	2	3	4	5	6	7
500 Index Fund	X	X	X	X
Alternative Strategies Fund	X	X
Balanced Index Fund	X	X	X
California Intermediate-Term Tax-Exempt Fund	X	X	X
California Long-Term Tax-Exempt Fund	X	X	X
California Municipal Money Market Fund	X	X	X
Capital Opportunity Fund	X	X	X
Capital Value Fund	X	X
Consumer Discretionary Index Fund	X	X	X
Consumer Staples Index Fund	X	X	X
Convertible Securities Fund	X	X
Core Bond Fund	X	X
Developed Markets Index Fund	X	X	X	X
Diversified Equity Fund	X	X	X
Dividend Appreciation Index Fund	X	X	X	X
Dividend Growth Fund	X	X
Emerging Markets Bond Fund	X	X
Emerging Markets Government Bond Index Fund	X	X	X
Emerging Markets Select Stock Fund	X	X
Emerging Markets Stock Index Fund	X	X	X	X
Energy Fund	X	X	X
Energy Index Fund	X	X	X	X
Equity Income Fund	X	X	X
European Stock Index Fund	X	X	X	X
Explorer FundTM	X	X
Explorer Value Fund	X	X
Extended Duration Treasury Index Fund	X	X	X
Extended Market Index Fund	X	X	X	X
Federal Money Market Fund	X	X	X
Financials Index Fund	X	X	X
FTSE All-World ex-US Index Fund	X	X	X	X
FTSE All-World ex-US Small-Cap Index Fund	X	X	X
FTSE Social Index Fund	X	X	X	X
Global Equity Fund	X	X
Global ex-U.S. Real Estate Index Fund	X	X	X
Global Minimum Volatility Fund	X	X
GNMA Fund	X	X	X

Vanguard Fund Name	1	2	3	4	5	6	7
Growth and Income Fund	X	X
Growth Index Fund	X	X	X	X
Health Care Fund	X	X	X
Health Care Index Fund	X	X	X
High Dividend Yield Index Fund	X	X	X
High-Yield Corporate Fund	X	X
High-Yield Tax-Exempt Fund	X	X	X
Industrials Index Fund	X	X	X
Inflation-Protected Securities Fund	X	X	X	X
Information Technology Index Fund	X	X	X
Institutional Index Fund	X	X	X	X	X
Institutional Intermediate-Term Bond Fund	X	X	X
Institutional Short-Term Bond Fund	X	X	X
Institutional Target Retirement 2015 Fund	X	X	X
Institutional Target Retirement 2020 Fund	X	X	X
Institutional Target Retirement 2025 Fund	X	X	X
Institutional Target Retirement 2030 Fund	X	X	X
Institutional Target Retirement 2035 Fund	X	X	X
Institutional Target Retirement 2040 Fund	X	X	X
Institutional Target Retirement 2045 Fund	X	X	X
Institutional Target Retirement 2050 Fund	X	X	X
Institutional Target Retirement 2055 Fund	X	X	X
Institutional Target Retirement 2060 Fund	X	X	X
Institutional Target Retirement 2065 Fund	X	X
Institutional Target Retirement Income Fund	X	X	X
Institutional Total Stock Market Index Fund	X	X	X	X
Intermediate-Term Bond Index Fund	X	X	X	X
Intermediate-Term Corporate Bond Index Fund	X	X	X
Intermediate-Term Government Bond Index Fund	X	X	X
Intermediate-Term Investment-Grade Fund	X	X	X
Intermediate-Term Tax-Exempt Fund	X	X	X
Intermediate-Term Treasury Fund	X	X	X	X
International Dividend Appreciation Index Fund	X	X	X
International Explorer Fund	X	X	X
International Growth Fund	X	X	X
International High Dividend Yield Index Fund	X	X	X
International Value Fund	X	X	X
Large-Cap Index Fund	X	X	X
LifeStrategy Conservative Growth Fund	X	X	X
LifeStrategy Growth Fund	X	X	X
LifeStrategy Income Fund	X	X	X
LifeStrategy Moderate Growth Fund	X	X	X	X
Limited-Term Tax-Exempt Fund	X	X	X
Long-Term Bond Index Fund	X	X	X
Long-Term Corporate Bond Index Fund	X	X	X
Long-Term Government Bond Index Fund	X	X	X
Long-Term Investment-Grade Fund	X	X
Long-Term Tax-Exempt Fund	X	X	X
Long-Term Treasury Fund	X	X	X	X
Managed Payout Fund	X	X	X
Market Liquidity Fund	X	X
Market Neutral Fund	X	X
Massachusetts Tax-Exempt Fund	X	X	X

Vanguard Fund Name	1	2	3	4	5	6	7
Materials Index Fund	X	X	X
Mega Cap Growth Index Fund	X	X	X
Mega Cap Index Fund	X	X	X
Mega Cap Value Index Fund	X	X	X
Mid-Cap Growth Fund	X	X
Mid-Cap Growth Index Fund	X	X	X
Mid-Cap Index Fund	X	X	X	X
Mid-Cap Value Index Fund	X	X	X	X
Morgan Growth FundTM	X	X	X
Mortgage-Backed Securities Index Fund	X	X	X
Municipal Cash Management Fund	X	X
Municipal Money Market Fund	X	X	X	X
New Jersey Long-Term Tax-Exempt Fund	X	X	X
New Jersey Municipal Money Market Fund	X	X	X
New York Long-Term Tax-Exempt Fund	X	X	X
New York Municipal Money Market Fund	X	X	X
Ohio Long-Term Tax-Exempt Fund	X	X	X
Pacific Stock Index Fund	X	X	X	X
Pennsylvania Long-Term Tax-Exempt Fund	X	X	X
Pennsylvania Municipal Money Market Fund	X	X	X
Precious Metals and Mining Fund	X	X	X
Prime Money Market Fund	X	X	X	X
PRIMECAP Core Fund	X	X
PRIMECAP Fund	X	X
REIT Index Fund	X	X	X	X	X	X
Russell 1000 Growth Index Fund	X	X	X
Russell 1000 Index Fund	X	X	X
Russell 1000 Value Index Fund	X	X	X
Russell 2000 Growth Index Fund	X	X	X
Russell 2000 Index Fund	X	X	X
Russell 2000 Value Index Fund	X	X	X
Russell 3000 Index Fund	X	X	X
S&P 500 Growth Index Fund	X	X	X
S&P 500 Value Index Fund	X	X	X
S&P Mid-Cap 400 Growth Index Fund	X	X	X
S&P Mid-Cap 400 Index Fund	X	X	X
S&P Mid-Cap 400 Value Index Fund	X	X	X
S&P Small-Cap 600 Growth Index Fund	X	X	X
S&P Small-Cap 600 Index Fund	X	X	X
S&P Small-Cap 600 Value Index Fund	X	X	X
Selected Value Fund	X	X
Short-Term Bond Index Fund	X	X	X	X
Short-Term Corporate Bond Index Fund	X	X	X
Short-Term Federal Fund	X	X	X
Short-Term Government Bond Index Fund	X	X	X
Short-Term Inflation-Protected Securities Index Fund	X	X	X
Short-Term Investment-Grade Fund	X	X	X
Short-Term Tax-Exempt Fund	X	X	X	X
Short-Term Treasury Fund	X	X	X	X
Small-Cap Growth Index Fund	X	X	X	X
Small-Cap Index Fund	X	X	X	X
Small-Cap Value Index Fund	X	X	X	X
STAR Fund®	X	X	X	X

Vanguard Fund Name	1	2	3	4	5	6	7
Strategic Equity Fund	X	X	X
Strategic Small-Cap Equity Fund	X	X	X
Target Retirement 2015 Fund	X	X	X
Target Retirement 2020 Fund	X	X	X
Target Retirement 2025 Fund	X	X	X
Target Retirement 2030 Fund	X	X	X
Target Retirement 2035 Fund	X	X	X
Target Retirement 2040 Fund	X	X	X
Target Retirement 2045 Fund	X	X	X
Target Retirement 2050 Fund	X	X	X
Target Retirement 2055 Fund	X	X	X
Target Retirement 2060 Fund	X	X	X
Target Retirement 2065 Fund	X	X
Target Retirement Income Fund	X	X	X
Tax-Exempt Bond Index Fund	X	X	X
Tax-Managed Balanced Fund	X	X	X
Tax-Managed Capital Appreciation Fund	X	X	X
Tax-Managed Small-Cap Fund	X	X	X	X
Telecommunication Services Index Fund	X	X	X
Total Bond Market Index Fund	X	X	X	X
Total Bond Market II Index Fund	X	X	X
Total International Bond Index Fund	X	X	X
Total International Stock Index Fund	X	X	X	X
Total Stock Market Index Fund	X	X	X	X
Total World Stock Index Fund	X	X	X
Treasury Money Market Fund	X	X	X
U.S. Growth Fund	X	X
U.S. Value Fund	X	X
Ultra-Short-Term Bond Fund	X	X
Utilities Index Fund	X	X	X
Value Index Fund	X	X	X	X
Variable Insurance Fund - Balanced Portfolio	X	X	X
Variable Insurance Fund - Capital Growth Portfolio	X	X
Variable Insurance Fund - Conservative Allocation Portfolio	X	X	X
Variable Insurance Fund - Diversified Value Portfolio	X	X
Variable Insurance Fund - Equity Income Portfolio	X	X
Variable Insurance Fund - Equity Index Portfolio	X	X	X
Variable Insurance Fund - Growth Portfolio	X	X
Variable Insurance Fund - High Yield Bond Portfolio	X	X
Variable Insurance Fund - International Portfolio	X	X
Variable Insurance Fund - Mid-Cap Index Portfolio	X	X	X
Variable Insurance Fund - Moderate Allocation Portfolio	X	X	X
Variable Insurance Fund - Money Market Portfolio	X	X	X
Variable Insurance Fund - REIT Index Portfolio	X	X	X	X
Variable Insurance Fund - Short-Term Investment-Grade Portfolio	X	X	X
Variable Insurance Fund - Small Company Growth Portfolio	X	X
Variable Insurance Fund - Total Bond Market Index Portfolio	X	X	X
Variable Insurance Fund - Total Stock Market Index Portfolio	X	X	X
Wellesley Income Fund	X	X
Wellington FundTM	X	X	X
Windsor FundTM	X	X	X
Windsor II FundTM	X	X	X

For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus.

Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing. Please note that a preliminary prospectus is subject to change.”

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGrawHill Companies, Inc. (“S&P”) and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The preliminary proxy statement the Vanguard funds filed with the SEC contains a more detailed description of the limited relationship MSCI has with The Vanguard Group, Inc. and any related funds.

All investing is subject to risk, including the possible loss of money you invest.

Funds that concentrate on a relatively narrow market sector face the risk of higher shareprice volatility.

© 1995–2017 The Vanguard Group, Inc. All right reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.

Shareholders of each U.S.-based Vanguard fund are being asked to elect a board of trustees and approve several policy changes that will allow us to harmonize policies across our U.S.-based funds. Approval of these proposals is important since it will put into place people and policies that will help us continue to protect shareholders’ interests, manage our funds efficiently, and lower the cost of investing for shareholders.

Each fund’s board of trustees recommends a vote for each of the following proposals:

Elect trustees

Twelve individuals have been nominated for election as Vanguard fund trustees. If approved, the newly elected trustees would serve together on each fund’s board, effective January 1, 2018. The names and biographical details of the nominees are available in the proxy statement.

      Enable all U.S.-based Vanguard funds to retain third-party investment advisors

This management proposal asks shareholders to extend the ability of Vanguard-managed index funds and a subset of Vanguard-managed active funds to enter into or materially amend investment advisory agreements with third-party investment advisors without obtaining shareholder approval.

Enable all U.S.-based Vanguard funds to retain

Vanguard-affiliated investment advisors

This management proposal asks shareholders to give approval for all funds to rely on a pending U.S.

Securities and Exchange Commission exemptive application that, if granted, would permit the funds to enter into or materially amend investment advisory agreements with Vanguard subsidiaries without obtaining shareholder approval.

      Broaden the investment objectives for Vanguard’s two REIT offerings

This management proposal asks shareholders to approve a change in the investment objectives for Vanguard REIT Index Fund and the REIT Index

Portfolio of Vanguard Variable Insurance Fund. The change would broaden their mandate to include real estate management and development companies.

      Change in the diversification status of Vanguard REIT Index Fund

This management proposal asks shareholders to approve a change in the diversification status of the

REIT Index Fund from diversified to nondiversified, as defined by the Investment Company Act of 1940.

      Approve new advisory, administration, and distribution arrangements for two funds

This management proposal asks shareholders to approve new investment advisory, administration, and distribution arrangements for Vanguard Total

Stock Market Index Fund by adopting the Vanguard

Funds’ Service Agreement.

Shareholder meeting
A shareholder meeting will be held in Scottsdale,
Arizona, on Wednesday, November 15.

What is a proxy?

A proxy is the legal authority or means to permit a shareholder’s vote to be registered without the shareholder’s physical presence at an annual or a special shareholder meeting. Shareholders may vote their proxy by mail, by phone, or online.

What now?

Like other U.S. mutual funds, Vanguard funds periodically holds shareholder meetings when shareholder approval is needed for certain matters affecting the funds. At an upcoming shareholder meeting, or by proxy beforehand, shareholders will vote on the election of trustees for all U.S.-based Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that, if approved, will harmonize fund policies and give the funds more operational flexibility while acting in what we believe to be the best interests of their shareholders.

Your fund. Your vote.

When voting opens on August 16, you will have several resources and voting options available to make it easy to participate:

“ We encourage
Vanguard fund
shareholders to vote
on these important
proposals, which will
put in place the people
and policies to enable
us to continue to lower
the cost of investing
and enhance the
management of our
funds with the ultimate
goal of improving
client outcomes. “
— Vanguard CEO Bill McNabb

Vanguard proposals

Shareholders will vote on the following proposals presented by Vanguard in the proxy statement:

Elect trustees.

Trustees oversee the funds to make sure they effectively serve the interests of shareholders.

Shareholders of each U.S.-based Vanguard fund will be asked to elect a board of trustees.

      Enable all U.S.-based Vanguard funds to retain third-party investment advisors.

This management proposal asks shareholders to extend the ability of Vanguard-managed index funds and a subset of Vanguard-managed active funds to enter into or materially amend investment advisory agreements with third-party investment advisors without obtaining shareholder approval.

Enable all U.S.-based Vanguard funds to retain

Vanguard-affiliated investment advisors.

This management proposal asks shareholders to give approval for all funds to rely on a pending U.S.

Securities and Exchange Commission exemptive application that, if granted, would permit the funds to enter into or materially amend investment advisory agreements with Vanguard subsidiaries without obtaining shareholder approval.

      Broaden the investment objectives for Vanguard’s two REIT offerings.

This management proposal asks shareholders to approve a change in the investment objectives for

Vanguard REIT Index Fund and the REIT Index

Portfolio of Vanguard Variable Insurance Fund. The change would broaden their mandate to include real estate management and development companies.

      Change in the diversification status of Vanguard REIT Index Fund.

This management proposal asks shareholders to approve a change in the diversification status of the REIT Index Fund from diversified to nondiversified, as defined by the Investment

Company Act of 1940, to allow the fund to track more closely its benchmark index.

      Approve new advisory, administration, and distribution arrangements for two funds.

This management proposal asks shareholders to approve new investment advisory, administration, and distribution arrangements for Vanguard

Institutional Index Fund and Vanguard Institutional

Total Stock Market Index Fund by adopting the

Vanguard Funds’ Service Agreement.

Shareholder proposals

In addition, shareholders of certain funds will be able to vote on a proposal submitted by other shareholders. The proposal seeks to prescribe specific investment limits for several funds.

Connect with Vanguard® > 800-997-2798

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing. Please note that a preliminary prospectus is subject to change.

All investments are subject to risk, including the possible loss of the money you invest.

Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

Vanguard Financial
Advisor Services™

P .O. Box 2900
Valley Forge, PA 19482-2900

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

FAPRXCP 082017

What is a proxy?

Mutual funds schedule shareholder meetings when they need shareholders to vote on certain proposals affecting funds.

The proxy campaign takes place before the shareholder meeting to facilitate shareholder voting and to help ensure that a quorum of shareholders participates in the meeting either by proxy or in person.

For a proposal to pass, votes representing a certain percentage of the assets in the affected fund must be cast in favor of it—either before or during the shareholder meeting. The proxy process is regulated by the U.S. Securities and Exchange Commission (SEC).

Why is Vanguard conducting a 2017 proxy campaign?

Vanguard has scheduled a shareholder meeting for Wednesday, November 15, 2017, in Scottsdale, Arizona.

At the meeting, shareholders will vote on:

1

2017 proxy timeline

3

What’s on the ballot

Shareholders are being asked to elect their fund trustees and approve several policy changes across Vanguard’s U.S.-domiciled fund lineup.

This slate of trustees encompasses individuals with diverse backgrounds and a broad range of experience. Their chief responsibility is to oversee the funds to make sure they’re managed in the best interests of their shareholders.

The trustee nominees are:

•	Two interested nominees: Vanguard Chairman Bill McNabb	•	Two new independent trustee nominees: Sarah Bloom
	and newly elected President Tim Buckley.		Raskin, former U.S. deputy secretary of the Treasury, and
Deanna Mulligan, president and CEO of The Guardian Life
•	Eight current independent trustees: Mark Loughridge, who		Insurance Company of America.
is the lead independent trustee; and Emerson U. Fullwood,
Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey,
Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

The Vanguard funds’ boards have submitted the following proposals, which the boards recommend voting for:

•	Enable all U.S.-based Vanguard funds to enter into	•	Reclassify Vanguard REIT Index Fund to “nondiversified”
	investment advisory agreements with one or more		from “diversified,” as defined by the Investment Company
	third-party investment advisors without obtaining		Act of 1940.
additional shareholder approval. Several funds already
	operate under this policy.	•	Approve new advisory, administration and distribution
arrangements for Vanguard Institutional Index Fund and
•	Enable all U.S.-based Vanguard funds to enter into		Vanguard Institutional Total Stock Market Index Fund to
	investment advisory agreements with Vanguard subsidiaries		harmonize their investment advisory, administrative, and
	without obtaining additional shareholder approval.		distribution arrangements with those of other U.S.-based
Vanguard funds.
•	Broaden the investment objective for Vanguard REIT Index
Fund and Vanguard Variable Insurance Fund REIT Index
Portfolio to allow for investments in real estate-related
investments in addition to real estate investment trusts
(REITs).

Shareholders of certain funds submitted an additional proposal, which the funds’ boards recommend voting against:

•	Ask several funds to institute procedures to avoid holdings
in companies that are believed to substantially contribute to genocide or crimes against humanity.

4

Your fund. Your vote.

Starting in late August, several voting options and resources will be available to make it easy for shareholders to participate:

> Voting will conclude Wednesday, November 15, 2017, at the

shareholder meeting in Scottsdale, Arizona.

5

Need more details?

Visit our proxy resource center to review the proxy book, a sample proxy card, a video about our proxy campaign, and answers to some frequently asked questions:

http://about.vanguard.com/proxy/

6

Vanguard Institutional
Investor Group
P.O. Box 2900
Valley Forge, PA 19482-2900

Important information

For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility. In a diversified portfolio, gains from some investments may help offset losses from others. However, diversification does not ensure a profit or protect against a loss.

For institutional use only. Not for distribution to retail investors.

© 2017 The Vanguard Group, Inc.
All rights reserved.

Vanguard Marketing Corporation, Distributor.
LEMBY 082017

Vote

Vanguard proxy overview for plan sponsors

August 2017

• Vanguard’s goals for the 2017 proxy campaign are to:
–	Elect a board of trustees for each U.S.-based Vanguard fund.
–	Approve several Vanguard proposals aimed primarily at increasing operational flexibility and harmonizing fund policies across all U.S.-based Vanguard funds.
• The preliminary proxy statement was filed with the SEC on July 13, 2017.
• All shareholders of record as of August 16, 2017, are eligible to vote.
• A special shareholder meeting is scheduled for November 15, 2017.
• For a vote to occur on a proposal, a quorum of shareholders must participate in the shareholder meeting, either in person or through the submission of a proxy.
• Once a quorum is reached, votes in favor of a proposal must represent a certain percentage of assets in the affected fund for the proposal to pass.
• Vanguard has partnered with Computershare, a global financial services firm specializing in managing large proxies, to manage the process.

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Management proposals—The boards of trustees recommend a vote FOR the following proposals:
• Elect a board of trustees for each fund.
• Approve a manager-of-managers arrangement with third-party investment advisors.
• Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.
• Adopt the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total
Stock Market Index Fund.
• Change the investment objective of Vanguard REIT Index Fund and the REIT Index Portfolio of Vanguard
Variable Insurance Fund.
• Reclassify the diversification status of Vanguard REIT Index Fund to nondiversified as defined by the
Investment Company Act of 1940 (the 1940 Act).

Shareholder proposal—The boards of trustees recommend a vote AGAINST the following proposal:
• Prescribe investment limitations for several funds.

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Election of a board of trustees for each fund

Proposal in brief

• To elect trustees for each fund.

Breadth of fund impact

• All U.S.-based Vanguard funds.

Rationale

  A fund’s board can fill board vacancies only if, immediately after filling the vacancy, at least two-thirds of the trustees were elected by shareholders, in accordance with federal law.

  At this time, the Vanguard funds' boards cannot appoint any new trustees without shareholder approval. Therefore, shareholder approval is needed to elect Vanguard’s new president, Tim Buckley, and two other new nominees, Deanna Mulligan and Sarah Bloom Raskin.

Nominees

Twelve individuals have been nominated for election as Vanguard fund trustees, ten of whom would be “independent” trustees:

Two interested nominees: Vanguard Chairman Bill McNabb
and	newly elected President Tim Buckley.
Eight current independent trustees: Mark Loughridge, who is
the lead independent trustee; and Emerson U. Fullwood, Amy
Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Scott
C. Malpass, André F. Perold, and Peter F. Volanakis.
Two new independent trustee nominees: Sarah Bloom Raskin,
former	U.S. deputy secretary of the Treasury, and Deanna
Mulligan,	president and CEO of The Guardian Life Insurance
Company	of America.
If approved, the newly elected trustees would be serving
together	as the funds’ boards effective January 1, 2018.

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Approval of a manager-of-managers arrangement with third-party investment advisors

Proposal in brief

  To enable all Vanguard-managed index funds and a subset of Vanguard-managed active funds to enter into or materially amend investment advisory agreements with third-party investment advisors, without obtaining additional shareholder approval in the future. Several funds already operate under this policy.

Breadth of fund impact

  All Vanguard-managed index funds and a subset of Vanguard-managed active funds that currently do not have this flexibility.

Rationale

  Provides flexibility for the funds to appoint a third-party investment advisor, capitalizing on Vanguard’s expertise in selecting highly qualified advisors at a low cost.

  Eliminates the substantial costs and delays associated with soliciting shareholder approval.

  Harmonizes policies across U.S.-based Vanguard funds and provides the funds with similar flexibility to that of many of their competitors.

  Protects shareholders of the funds should a contingency event at Vanguard occur in the future.

Vanguard does not have any current plans to make changes to any fund's advisory arrangement as a result of receiving approval of this proposal.

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Approval of a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard

Proposal in brief

  To enable all funds to rely on a pending U.S. Securities and Exchange Commission exemptive application that, if granted, would permit the funds to enter into, or materially amend, investment advisory agreements with wholly owned Vanguard subsidiaries without obtaining additional shareholder approval in the future.

Breadth of fund impact

  All Vanguard funds.

Rationale

  Provides flexibility to appoint a Vanguard subsidiary in an advisory capacity to help manage the funds in the most efficient and effective manner.

  Eliminates the substantial costs and delays associated with soliciting shareholder approval.

  Protects shareholders of the funds should a contingency event at Vanguard occur in the future.

Vanguard does not have any current plans to make changes to a fund’s advisory arrangement as a result of receiving approval of this proposal.

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Adopt the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund

Proposal in brief

  To approve a new investment advisory, administrative, and distribution arrangement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund by adopting the Vanguard Funds’ Service Agreement.

Breadth of fund impact

  Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund.

Rationale

  Offers potential for lower cost.

  Offers investors broader access to lower-cost share classes.

  Harmonizes the investment advisory, administrative, and distribution arrangements for all publicly available U.S.- based Vanguard mutual funds.

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Approval of Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund

Key changes, if approved

Lower expense ratios for Institutional class shares of both funds and a reduction in the minimum initial investments for three of the funds' four share classes.

Institutional Index Fund
	Expense ratio		Minimum initial investment
Share class	Current	Proposed	Current	Proposed
Institutional	0.04%	0.035%	$5 million	$5 million
Institutional Plus	0.02%	0.02%	$200 million	$100 million

Institutional Total Stock Market Index Fund
	Expense ratio		Minimum initial investment
Share class	Current	Proposed	Current	Proposed
Institutional	0.04%	0.035%	$100 million	$5 million
Institutional Plus	0.02%	0.02%	$200 million	$100 million

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Approval of Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund

Additional key changes, if approved

By adopting the Service Agreement, each fund will become a Vanguard member fund. Each Vanguard member fund pays its share of Vanguard's total expenses, which are allocated to the Vanguard funds under methods approved by the board of trustees of each Vanguard fund.

Each fund will make an initial capital contribution to Vanguard, which will be adjusted from time to time. Additionally, each Vanguard fund that is a party to the Service Agreement may be called upon to invest up to 0.40% of its net assets in Vanguard.

Based on net assets as of May 31, 2017, the Institutional Index Fund’s investment in Vanguard would be approximately $14.1 million, constituting 5.7% of Vanguard’s total capital and 0.0063% of the fund’s net assets, and the Institutional Total Stock Market Index Fund’s investment in Vanguard would be approximately $2.5 million, constituting 1% of Vanguard’s total capital and 0.0063% of the fund’s net assets.

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Approval of an investment objective change for Vanguard REIT Index Fund

Proposal in brief

  To approve a change in the investment objective for Vanguard REIT Index Fund and Vanguard REIT Index Portfolio of Vanguard Variable Insurance Fund. The change would broaden the mandate to include real estate management and development companies.

Breadth of fund impact

  The Vanguard REIT Index Fund and the Vanguard REIT Index Portfolio of Vanguard Variable Insurance Fund.

Rationale

  Aligns the funds with the newly constituted Global Industry Classification Standard (GICS) real estate sector.

  Enables investors who use Vanguard’s sector equity index funds to have broader exposure to the U.S. equity market.

  Provides additional investment capacity.

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Approval of an investment objective change for Vanguard REIT Index Fund and the REIT Index of Vanguard Variable Insurance Fund

Key changes, if approved

	Current	Proposed

Investment objective	The fund seeks to provide a high level	The fund seeks to provide a high level
	of income and moderate long-term capital	of income and moderate long-term capital
	appreciation by tracking the performance	appreciation by tracking the performance
	of a benchmark index that measures	of a benchmark index that measures the
	the performance of publicly traded	performance of publicly traded equity REITs
	equity REITs.	and other real estate-related investments.

Benchmark	MSCI US REIT Index	MSCI US Investable Market Real Estate
25/50 Index

	Vanguard REIT Index Fund	Vanguard Real Estate Index Fund
Fund names	Vanguard Variable Insurance Fund REIT	Vanguard Variable Insurance Fund Real
	Index Portfolio	Estate Index Portfolio

  To reduce the transaction costs associated with trading large amounts of securities in a short period of time, the REIT Index Fund will track a transition index for approximately six months starting in early 2018. This will allow the fund to gradually sell securities and invest proceeds in select specialized REITs and real estate management and development companies. The transaction costs for the REIT Index Fund transition are expected to be moderate. The REIT Index Portfolio of the Variable Insurance Fund is not expected to track a transition index. Because of the modest size of the portfolio, transaction costs are expected to be minimal.

  Shareholders will not be asked to vote on the name change or the benchmark change of the funds; however, changing the benchmark will necessitate a change to the names of the funds.

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Approval to change the diversification status of the Vanguard REIT Index Fund to nondiversified for 1940 Act purposes

Proposal in brief

  To approve a change in the diversification status of Vanguard REIT Index Fund from diversified to nondiversified, as defined by the Investment Company Act of 1940 (the 1940 Act).

Breadth of fund impact

  Vanguard REIT Index Fund.

Rationale

  Enables the fund to track its benchmark more closely.

  Aligns the fund’s 1940 Act diversification status with Vanguard’s other sector equity index funds.

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Shareholder proposal on investing procedures related to genocide or crimes against humanity

Proposal in brief

  This shareholder proposal, which the Vanguard board recommends a vote against, asks that the affected funds institute procedures to avoid holdings in companies that are believed to substantially contribute to genocide or crimes against humanity.

Breadth of fund impact

  Shareholders submitted proposals for 48 Vanguard funds.

Vanguard statement of opposition: Key points

  Vanguard is fully compliant with all applicable U.S. laws and regulations on this matter.

  The addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies.

  Divestment is an ineffective means to implement social change as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

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Timeline

Proxy milestones
(Dates shown are approximations and may change.)

August 14–
Definitive proxy
filing
July 13–
Preliminary proxy
filing
Begin REIT Index Fund benchmark
transition and name change to
Real Estate Index Fund
Real Estate Index Fund
transition complete
2017
2018
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
August 16–Proxy
record date
November 15–
Shareholder meeting
VVIF REIT Index Portfolio
benchmark change and
name change to VVIF
Real Estate Index
Portfolio

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Proxy voting site

• http://www.proxy-direct.com/vanguard

View the proxy booklet and other proxy-related information:

• http://about.vanguard.com/proxy/

Visit Vanguard’s Investment Stewardship page for information about our positions on social issues:

  http://about.vanguard.com/investment-stewardship/

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For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing. Please note that a preliminary prospectus is subject to change.

All investing is subject to risk, including the possible loss of the money you invest. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility. In a diversified portfolio, gains from some investments may help offset losses from others. However, diversification does not ensure a profit or protect against a loss.

The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard and Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The preliminary proxy statement the Vanguard funds filed with the SEC contains a more detailed description of the limited relationship MSCI has with The Vanguard Group, Inc., and any related funds.

For institutional use only. Not for distribution to retail investors.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

MOBIPXY_082017

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8/23/2017 - 2 newsletters (Audience: Consultants, Investment/Retirement)

Vanguard’s 2017 proxy campaign needs you

[link to 8/16 web freshness article]

Shareholders are being asked to elect the trustees of Vanguard funds and to approve several policy changes across the firm’s U.S.-domiciled fund lineup. Proxy materials and instructions began mailing in mid-August.

9/20/2017 - 3 newsletters (Audience: Consultants, Investment/Retirement, Nonprofit)

Have you voted your Vanguard proxy?

[link to 8/16 web freshness article]

Shareholders are being asked to elect the trustees of Vanguard funds and to approve several policy changes across the firm’s U.S.-domiciled fund lineup. Shareholders can vote their proxy online, by phone, or by mail.

10/25/2017 - 2 newsletters (Audience: Consultants, Investment/Retirement)

Don’t miss out: 3 weeks left to vote your proxy

[link to 8/16 web freshness article]

Shareholders are being asked to elect the trustees of Vanguard funds and to approve several policy changes across the firm’s U.S.-domiciled fund lineup. The shareholder meeting is on Wednesday, November 15.

11/29/2017 - 2 newsletters (Consultants, Investment/Retirement)

Thank you for voting

[link to 11/20 web freshness article with proxy results, if available by then] At a special meeting on Wednesday, November 15, shareholders of each Vanguard fund elected a board of trustees. Several proposals aimed at increasing operational flexibility and harmonizing fund policies across all Vanguard funds were also approved.

Vanguard

THE VANGUARD FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 15, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS

PROXY

The undersigned hereby appoint(s) F. William McNabb III and Anne E. Robinson, or either of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of each such Fund to be held at DoubleTree Paradise Valley Scottsdale, 5401 N. Scottsdale Rd, Scottsdale, AZ 85250, on November 15, 2017, at 8:00 a.m., local Arizona time, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted "FOR" proposals 1-6 and "AGAINST" proposal 7. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Joint Special Meeting of Shareholders on November 15, 2017.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/vanguard/materials

Sample Ballot

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com/vanguard
or scan the QR code
Follow the on-screen instructions *available 24 hours*

VOTE BY PHONE
Call 1-888-218-4371
Follow the recorded instructions *available 24 hours*

CONTROL NUMBERS → XXX XXXX XXXX XXX   XXXX XXXX

VAN_29085_08042017
49032801

FUNDS	FUNDS	FUNDS
500 Index	Alternative Strategies	Balanced Index
California Intermediate-Term Tax-Exempt	California Long-Term Tax-Exempt	California Municipal Money Market
Capital Opportunity	Capital Value	Consumer Discretionary Index
Consumer Staples Index	Convertible Securities	Core Bond
Developed Markets Index	Diversified Equity	Dividend Appreciation Index
Dividend Growth	Emerging Markets Bond	Emerging Markets Government Bond Index

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

1. Elect Trustees for each fund:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Mortimer J. Buckley	02. Emerson U. Fullwood	03. Amy Gutmann	☐	☐	☐
04. JoAnn Heffernan Heisen	05. F. Joseph Loughrey	06. Mark Loughridge			
07. Scott C. Malpass	08. F. William McNabb III	09. Deanna Mulligan			
10. André F. Perold	11. Sarah Bloom Raskin	12. Peter F. Volanakis			

To withhold authority to vote for any individual nominee(s) mark the "For All Except" and write the nominee number(s) on the line provided below.

____

To Vote All Funds For; ☐ To Vote All Funds Against; ☐ To Abstain Votes For All Funds; ☐ or vote separately by Funds below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 500 Index	☐	☐	☐	02 Balanced Index	☐	☐	☐
03 California Intermediate-Term Tax-Exempt	☐	☐	☐	04 California Long-Term Tax-Exempt	☐	☐	☐
05 California Municipal Money Market	☐	☐	☐	06 Consumer Discretionary Index	☐	☐	☐
07 Consumer Staples Index	☐	☐	☐	08 Developed Markets Index	☐	☐	☐
09 Diversified Equity	☐	☐	☐	10 Dividend Appreciation Index	☐	☐	☐
11 Emerging Markets Government Bond Index	☐	☐	☐				

+

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, the eminent investor and commentator Howard Marks published a memo to his clients titled simply “Risk.” In it, Howard distilled the relationship between investors and risk. “When you boil it all down, it’s the investor’s job to intelligently bear risk for profit,” he wrote.

It’s not surprising, then, that everyone from portfolio managers to behavioral economists avidly studies how investors’ reactions to risk influence not only individual investment decisions but also the broader financial markets. I’m a big fan of some of the behavioral finance work being done, which includes studies by our own investment strategists and analysts.

A lens on investor behavior

For example, Vanguard’s Investment Strategy Group introduced a “risk speedometers” report in January to look at how investors are reacting to market developments. This lens on real-world behavior measures the risk investors are taking in a given period by calculating the difference between net cash flows into higher-risk assets, such as stocks, and net cash flows into lower-risk assets, such as Treasuries. The measures are then compared with long-term averages.

In the spring, the risk speedometer spiked. The spike was fueled by investors’ decisions to direct more of their equity dollars to international investments in developed and emerging markets, and their bond dollars to riskier credit categories.

A spiking speedometer seems a fitting analogy for what can happen. I consider myself a responsible driver. Still, when the highway is clear and the weather is nice, I might glance down at the speedometer and find that my right foot has gotten a little heavy.

The same phenomenon is possible with our investment portfolios. Just as our attention can drift from our speed—and the risk level on the road—we can neglect the risk level of our portfolio’s asset allocation. Experience teaches that investors are especially prone to lose sight of risk when markets have been buoyant.

How I manage risk in my own portfolio

Rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—is one of the best ways I know of to help manage risk. Without rebalancing, your portfolio may end up potentially riskier than you intended and no longer aligned with your goals.

I have a ritual I perform every June and again each December, between Christmas and New Year’s, as I prepare for a series of annual meetings with the Vanguard crew. I’ll set aside some time, review my

Market Barometer
			Total Returns
		Periods Ended June 30, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.27%	18.03%	14.67%
Russell 2000 Index (Small-caps)	4.99	24.60	13.70
Russell 3000 Index (Broad U.S. market)	8.93	18.51	14.58
FTSE All-World ex US Index (International)	13.95	20.53	7.68

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.27%	-0.31%	2.21%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.57	-0.49	3.26
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.46	0.13

CPI
Consumer Price Index	1.46%	1.63%	1.31%

investment portfolio, and, if necessary, rebalance back to my target asset allocation.

My own portfolio is a mix of equity and fixed income funds, and I invest in both actively managed funds and index funds. Most years, I’ll make a minor adjustment to get back to the appropriate asset allocation for my own longer-term goals and risk tolerance. It’s not all that complicated, although my portfolio is a little more complex than some because I own more funds than we’d typically suggest. As chairman of Vanguard’s funds, I feel I should own a significant number of them.

Consider your options

You should consider rebalancing if your target allocation is off by 5 percentage points or more. Admittedly, this is often easier said than done. When an investment has performed exceptionally well, people have a hard time trimming it. They can be led astray by that old (and none-too-helpful) investing saw: Let your winners run.

Fortunately, in recent years we’ve seen all sorts of investors take steps to rebalance. Many of the endowments, foundations, and traditional pension plans that Vanguard serves have good processes built into their investment guidelines to make sure rebalancing takes place on a regular basis. And among investors in defined contribution retirement plans, more and more are using target-date funds, where rebalancing happens automatically.

If you choose to rebalance on your own, use your target asset allocation as your guidepost. Don’t be afraid to buy into bad news. In a sense, don’t worry about the noise of the marketplace. If you work with an advisor, make sure he or she understands the importance you place on your rebalancing ritual.

And remember, the goal of rebalancing is to manage risk, not to avoid it altogether. Risk is inherent in investing—we just want to bear that risk intelligently.

In that insightful memo on risk, Howard Marks included a saying often attributed to Will Rogers: “You’ve got to go out on a limb sometimes because that’s where the fruit is.”

Tim Buckley chosen as Vanguard’s next CEO

In closing, I’ll note senior leadership changes that we announced in July. Our board of directors has elected Vanguard Chief Investment Officer Tim Buckley as president and director of Vanguard. Under the planned transition, Tim will succeed me as Vanguard’s chief executive officer on January 1, 2018.

I’m delighted with our board’s selection of Tim. We first met in 1991 when Tim was interviewing for a job at Vanguard. In the decades since, we’ve worked closely together, and he’s always impressed me as a man of tremendous character and an outstanding leader with a passion for serving our clients. During the transition period, I will work closely with Tim in managing the firm and overseeing its operations.

Replacing Tim as chief investment officer is Greg Davis, who had been global head of Vanguard Fixed Income Group. And succeeding Greg as our fixed income leader is John Hollyer, who most recently served as our global head of investment risk management. I know Greg and John will both do a superb job in their new roles.

As with past successions, I will remain as chairman for a period of time determined by the board. On a personal note, it has been an honor and a privilege to lead Vanguard. Having spent more than half my life at Vanguard, I have come to know many fabulous crew members who are incredibly dedicated to Vanguard’s mission. Please be assured that Tim and the rest of the team will serve you and our other clients extremely well as Vanguard prepares for its next chapter.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled
Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and
Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, the eminent investor and commentator Howard Marks published a memo to his clients titled simply “Risk.” In it, Howard distilled the relationship between investors and risk. “When you boil it all down, it’s the investor’s job to intelligently bear risk for profit,” he wrote.

It’s not surprising, then, that everyone from portfolio managers to behavioral economists avidly studies how investors’ reactions to risk influence not only individual investment decisions but also the broader financial markets. I’m a big fan of some of the behavioral finance work being done, which includes studies by our own investment strategists and analysts.

A lens on investor behavior

For example, Vanguard’s Investment Strategy Group introduced a “risk speedometers” report in January to look at how investors are reacting to market developments. This lens on real-world behavior measures the risk investors are taking in a given period by calculating the difference between net cash flows into higher-risk assets, such as stocks, and net cash flows into lower-risk assets, such as Treasuries. The measures are then compared with long-term averages.

In the spring, the risk speedometer spiked. The spike was fueled by investors’ decisions to direct more of their equity dollars to international investments in developed and emerging markets, and their bond dollars to riskier credit categories.

A spiking speedometer seems a fitting analogy for what can happen. I consider myself a responsible driver. Still, when the highway is clear and the weather is nice, I might glance down at the speedometer and find that my right foot has gotten a little heavy.

The same phenomenon is possible with our investment portfolios. Just as our attention can drift from our speed—and the risk level on the road—we can neglect the risk level of our portfolio’s asset allocation. Experience teaches that investors are especially prone to lose sight of risk when markets have been buoyant.

How I manage risk in my own portfolio

Rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—is one of the best ways I know of to help manage risk. Without rebalancing, your portfolio may end up potentially riskier than you intended and no longer aligned with your goals.

I have a ritual I perform every June and again each December, between Christmas and New Year’s, as I prepare for a series of annual meetings with the Vanguard crew. I’ll set aside some time, review my

Market Barometer
			Total Returns
		Periods Ended June 30, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.27%	18.03%	14.67%
Russell 2000 Index (Small-caps)	4.99	24.60	13.70
Russell 3000 Index (Broad U.S. market)	8.93	18.51	14.58
FTSE All-World ex US Index (International)	13.95	20.53	7.68

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.27%	-0.31%	2.21%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.57	-0.49	3.26
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.46	0.13

CPI
Consumer Price Index	1.46%	1.63%	1.31%

investment portfolio, and, if necessary, rebalance back to my target asset allocation.

My own portfolio is a mix of equity and fixed income funds, and I invest in both actively managed funds and index funds. Most years, I’ll make a minor adjustment to get back to the appropriate asset allocation for my own longer-term goals and risk tolerance. It’s not all that complicated, although my portfolio is a little more complex than some because I own more funds than we’d typically suggest. As chairman of Vanguard’s funds, I feel I should own a significant number of them.

Consider your options

You should consider rebalancing if your target allocation is off by 5 percentage points or more. Admittedly, this is often easier said than done. When an investment has performed exceptionally well, people have a hard time trimming it. They can be led astray by that old (and none-too-helpful) investing saw: Let your winners run.

Fortunately, in recent years we’ve seen all sorts of investors take steps to rebalance. Many of the endowments, foundations, and traditional pension plans that Vanguard serves have good processes built into their investment guidelines to make sure rebalancing takes place on a regular basis. And among investors in defined contribution retirement plans, more and more are using target-date funds, where rebalancing happens automatically.

If you choose to rebalance on your own, use your target asset allocation as your guidepost. Don’t be afraid to buy into bad news. In a sense, don’t worry about the noise of the marketplace. If you work with an advisor, make sure he or she understands the importance you place on your rebalancing ritual.

And remember, the goal of rebalancing is to manage risk, not to avoid it altogether. Risk is inherent in investing—we just want to bear that risk intelligently.

In that insightful memo on risk, Howard Marks included a saying often attributed to Will Rogers: “You’ve got to go out on a limb sometimes because that’s where the fruit is.”

Tim Buckley chosen as Vanguard’s next CEO

In closing, I’ll note senior leadership changes that we announced in July. Our board of directors has elected Vanguard Chief Investment Officer Tim Buckley as president and director of Vanguard. Under the planned transition, Tim will succeed me as Vanguard’s chief executive officer on January 1, 2018.

I’m delighted with our board’s selection of Tim. We first met in 1991 when Tim was interviewing for a job at Vanguard. In the decades since, we’ve worked closely together, and he’s always impressed me as a man of tremendous character and an outstanding leader with a passion for serving our clients. During the transition period, I will work closely with Tim in managing the firm and overseeing its operations.

Replacing Tim as chief investment officer is Greg Davis, who had been global head of Vanguard Fixed Income Group. And succeeding Greg as our fixed income leader is John Hollyer, who most recently served as our global head of investment risk management. I know Greg and John will both do a superb job in their new roles.

As with past successions, I will remain as chairman for a period of time determined by the board. On a personal note, it has been an honor and a privilege to lead Vanguard. Having spent more than half my life at Vanguard, I have come to know many fabulous crew members who are incredibly dedicated to Vanguard’s mission. Please be assured that Tim and the rest of the team will serve you and our other clients extremely well as Vanguard prepares for its next chapter.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled
Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders. As a shareholder of Vanguard
Institutional Index Fund, you will be asked to vote on proposals that are specific to your fund.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and
Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, the eminent investor and commentator Howard Marks published a memo to his clients titled simply “Risk.” In it, Howard distilled the relationship between investors and risk. “When you boil it all down, it’s the investor’s job to intelligently bear risk for profit,” he wrote.

It’s not surprising, then, that everyone from portfolio managers to behavioral economists avidly studies how investors’ reactions to risk influence not only individual investment decisions but also the broader financial markets. I’m a big fan of some of the behavioral finance work being done, which includes studies by our own investment strategists and analysts.

A lens on investor behavior

For example, Vanguard’s Investment Strategy Group introduced a “risk speedometers” report in January to look at how investors are reacting to market developments. This lens on real-world behavior measures the risk investors are taking in a given period by calculating the difference between net cash flows into higher-risk assets, such as stocks, and net cash flows into lower-risk assets, such as Treasuries. The measures are then compared with long-term averages.

In the spring, the risk speedometer spiked. The spike was fueled by investors’ decisions to direct more of their equity dollars to international investments in developed and emerging markets, and their bond dollars to riskier credit categories.

A spiking speedometer seems a fitting analogy for what can happen. I consider myself a responsible driver. Still, when the highway is clear and the weather is nice, I might glance down at the speedometer and find that my right foot has gotten a little heavy.

The same phenomenon is possible with our investment portfolios. Just as our attention can drift from our speed—and the risk level on the road—we can neglect the risk level of our portfolio’s asset allocation. Experience teaches that investors are especially prone to lose sight of risk when markets have been buoyant.

How I manage risk in my own portfolio

Rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—is one of the best ways I know of to help manage risk. Without rebalancing, your portfolio may end up potentially riskier than you intended and no longer aligned with your goals.

I have a ritual I perform every June and again each December, between Christmas and New Year’s, as I prepare for a series of annual meetings with the Vanguard crew. I’ll set aside some time, review my

Market Barometer
			Total Returns
		Periods Ended June 30, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.27%	18.03%	14.67%
Russell 2000 Index (Small-caps)	4.99	24.60	13.70
Russell 3000 Index (Broad U.S. market)	8.93	18.51	14.58
FTSE All-World ex US Index (International)	13.95	20.53	7.68

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.27%	-0.31%	2.21%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.57	-0.49	3.26
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.46	0.13

CPI
Consumer Price Index	1.46%	1.63%	1.31%

investment portfolio, and, if necessary, rebalance back to my target asset allocation.

My own portfolio is a mix of equity and fixed income funds, and I invest in both actively managed funds and index funds. Most years, I’ll make a minor adjustment to get back to the appropriate asset allocation for my own longer-term goals and risk tolerance. It’s not all that complicated, although my portfolio is a little more complex than some because I own more funds than we’d typically suggest. As chairman of Vanguard’s funds, I feel I should own a significant number of them.

Consider your options

You should consider rebalancing if your target allocation is off by 5 percentage points or more. Admittedly, this is often easier said than done. When an investment has performed exceptionally well, people have a hard time trimming it. They can be led astray by that old (and none-too-helpful) investing saw: Let your winners run.

Fortunately, in recent years we’ve seen all sorts of investors take steps to rebalance. Many of the endowments, foundations, and traditional pension plans that Vanguard serves have good processes built into their investment guidelines to make sure rebalancing takes place on a regular basis. And among investors in defined contribution retirement plans, more and more are using target-date funds, where rebalancing happens automatically.

If you choose to rebalance on your own, use your target asset allocation as your guidepost. Don’t be afraid to buy into bad news. In a sense, don’t worry about the noise of the marketplace. If you work with an advisor, make sure he or she understands the importance you place on your rebalancing ritual.

And remember, the goal of rebalancing is to manage risk, not to avoid it altogether. Risk is inherent in investing—we just want to bear that risk intelligently.

In that insightful memo on risk, Howard Marks included a saying often attributed to Will Rogers: “You’ve got to go out on a limb sometimes because that’s where the fruit is.”

Tim Buckley chosen as Vanguard’s next CEO

In closing, I’ll note senior leadership changes that we announced in July. Our board of directors has elected Vanguard Chief Investment Officer Tim Buckley as president and director of Vanguard. Under the planned transition, Tim will succeed me as Vanguard’s chief executive officer on January 1, 2018.

I’m delighted with our board’s selection of Tim. We first met in 1991 when Tim was interviewing for a job at Vanguard. In the decades since, we’ve worked closely together, and he’s always impressed me as a man of tremendous character and an outstanding leader with a passion for serving our clients. During the transition period, I will work closely with Tim in managing the firm and overseeing its operations.

Replacing Tim as chief investment officer is Greg Davis, who had been global head of Vanguard Fixed Income Group. And succeeding Greg as our fixed income leader is John Hollyer, who most recently served as our global head of investment risk management. I know Greg and John will both do a superb job in their new roles.

As with past successions, I will remain as chairman for a period of time determined by the board. On a personal note, it has been an honor and a privilege to lead Vanguard. Having spent more than half my life at Vanguard, I have come to know many fabulous crew members who are incredibly dedicated to Vanguard’s mission. Please be assured that Tim and the rest of the team will serve you and our other clients extremely well as Vanguard prepares for its next chapter.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled
Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders. As a shareholder of Vanguard
Institutional Total Stock Market Index Fund, you will be asked to vote on proposals that are specific to your fund.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and
Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

Proxy text box for 7-31-17 semiannual reports (except REIT Index Fund)

Draft: 8-8-17

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled
Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange
Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Proxy text box for REIT Index Fund 7-31-17 semiannual report

Draft: 8-8-17

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer we are asking you to vote on the election of trustees for all U.S.-domiciled Vanguard funds, and on several fund policy proposals that we believe are in the best interests of all shareholders. As a shareholder of the REIT Index Fund, you will also be asked to vote on proposals that are specific to your fund.

Vanguard filed a proxy statement on August 14, 2017, with the U.S. Securities and Exchange Commission (SEC). Proxy materials are being provided to Vanguard fund shareholders with instructions on how to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

August 2017

Don’t miss out: Vote your proxy by November 15

Dear Vanguard Client,

We recently sent an email to the trustee named first on the Vanguard account for which you’re also a trustee. The email explained that shareholders who owned shares of one or more Vanguard funds on the record date of August 16, 2017, are entitled to vote on several important proposals presented in a proxy statement by the funds’ boards of trustees.

Although only one ballot can be cast per account, each trustee has equal rights in the proxy vote. So we encourage all trustees on an account to discuss how they wish to vote on the proposals. The trustee listed first may log on to vanguard.com and go to Messages to read a secure message explaining how to do so. Voting concludes on November 15, 2017 at the Joint Special Meeting of Shareholders in Scottsdale, Arizona.

Please be sure to cast a vote even if a portion of the shares have been sold since August 16. Your vote is important-----no matter how many shares you own. If you have any questions about the proxy, please call us at 800-822-8978 Monday through Friday from 8 a.m.to 8 p.m., Eastern time.

Thank you in advance for voting.

Sincerely,
F. William McNabb III
Chairman and Chief Executive Officer

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
TRPRLTR 082017

August 2017

Update on communications related to our shareholder vote

Dear John Doe,

Vanguard opened an important three-month proxy voting campaign on August 16, 2017. Shareholders are being asked to elect their fund trustees and approve several policy changes across Vanguard’s U.S.-domiciled fund lineup. Voting concludes on November 15, 2017 at the Joint Special Meeting of Shareholders in Scottsdale, Arizona.

We want to make you aware of some communications related to this effort.

Your voting materials, including voting instructions, were delivered in mid-August. You may vote by proxy online, by phone, or by mail.

Separate ballots were delivered for mutual fund and brokerage accounts, as well as any annuity holdings you may have. Each separate ballot must be voted for your vote to count for those shares and units.

If you made any changes to your account types (i.e., transitioned from our mutual fund to brokerage account platform) between July 13, 2017 and August 16, 2017, you will receive updated ballots by mid-September and will need to vote those ballots for your vote to count.

We are partnering with Computershare Fund Services as our authorized agent for proxy voting and tabulation services.

If you vote online, you will be directed to a secure personalized online proxy ballot hosted on Computershare’s website.

During the voting period, you may receive a phone call from Computershare on behalf of Vanguard. Computershare will be periodically calling Vanguard clients to encourage their participation in the voting effort.

In a letter accompanying the proxy materials, Vanguard CEO Bill McNabb encouraged shareholders to vote, saying, ‘‘Every shareholder matters, and we want to hear from you.’’

Prompt shareholder votes ensure that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in mid-November.

Details on the proposals and voting methods are available at our proxy resource center, www.xxxxxxxxxxxxxxxxx.com.

If you have additional questions, please don't hesitate to contact us.

Thank you for your continued confidence and for entrusting your assets to us.

Sincerely,

Jamey Delaplane

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: https://personal.vanguard.com/jumppage/mobile/policies/privacy.html

455 Devon Park Drive | Wayne, PA 19087-1815 | https://advisors.vanguard.com

August 2017

Don’t miss out: Vote your proxy by November 15

Dear Vanguard Client,

We recently sent an email to the person named first on your Vanguard joint account. The email explained that shareholders who owned shares of one or more Vanguard funds on the record date of August 16, 2017, are entitled to vote on several important proposals presented in a proxy by the funds’ boards of trustees.

Although only one ballot can be cast per account, each owner has equal rights in the proxy vote. So we encourage all owners on an account to discuss how they wish to vote on the proposals. The co-owner listed first may log on to vanguard.com and go to Messages to read a secure message explaining how to do so. Voting concludes on November 15, 2017 at the Joint Special Meeting of Shareholders in Scottsdale, Arizona.

Please be sure to cast a vote even if a portion of the shares have been sold since August 16. Your vote is important-----no matter how many shares you own. If you have any questions about the proxy, please call us at 800-822-8978 Monday through Friday from 8 a.m.to 8 p.m., Eastern time.

Thank you in advance for voting.

Sincerely,
F. William McNabb III
Chairman and Chief Executive Officer

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
TRPRLTR 082017

Preheader: Vanguard proxy voting now under way

Subject: We need your help as every shareholder vote matters

#FirstName#,

Vanguard opened an important three-month proxy voting campaign today. Shareholders are being asked to elect a board of trustees for each U.S.-based Vanguard® fund and to approve several Vanguard proposals aimed primarily at increasing operational flexibility and harmonizing fund policies across all Vanguard funds. If approved, these proposals will help the funds run more efficiently and effectively—ultimately helping us in our mission to keep driving down the cost of investing.

Prompt shareholder votes ensure that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in mid-November. Over the next several months, we’ll be asking you and your clients to help us get out the vote.

As Vanguard CEO Bill McNabb stated, “Every shareholder matters, and we want to hear from you.” Voting concludes on November 15, 2017 at the Joint Special Meeting of Shareholders in Scottsdale, Arizona.

-----------------------------------------------------------------------------------------------------------------------------
For more details on the 2017 proxy campaign, fund proposals, and voting methods, please go to:
http://advisors.vanguard.com/proxy
------------------------------------------------------------------------------------------------------------------------------
If you have additional questions, please don't hesitate to contact us.
#VGI_Name#
#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges,

expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. For financial advisors only. Not for public distribution.

(c) 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

| Privacy statement: http://www.vanguard.com/finadvprivacystmt

455 Devon Park Drive | Wayne, PA 19087-1815 | advisors.vanguard.com

Subject: Vanguard U.S.shareholder proxy voting begins #FirstName#,

I'm writing to let you know that The Vanguard Group, Inc. (“Vanguard”) opened an important three-month proxy voting campaign today. Shareholders across Vanguard's U.S.-domiciled fund lineup are being asked to elect their fund trustees and approve several policy changes.

In a letter accompanying the proxy materials, Vanguard CEO Bill McNabb encouraged shareholders to vote, saying, "Every shareholder matters, and we want to hear from you."

Prompt shareholder votes ensure that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in mid-November.

Once shareholders receive their materials, including voting instructions, they can vote by proxy online, by phone or by mail.

Shareholders are being asked to elect 12 fund trustees. This slate of trustees encompasses individuals with diverse backgrounds and a broad range of experience. Their chief responsibility is to oversee the funds to make sure they are managed in the best interests of their shareholders.

The trustee nominees include:

** Two interested nominees: Vanguard Chairman Bill McNabb and newly elected President Tim Buckley.

** Eight current independent trustees: Mark Loughridge, who is the lead independent trustee; and Emerson U. Fullwood, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Scott C. Malpass, André F. Perold and Peter F. Volanakis.

** Two new independent trustee nominees: Sarah Bloom Raskin, former U.S. deputy secretary of the Treasury, and Deanna Mulligan, President and CEO of The Guardian Life Insurance Company of America.

Shareholders are also being asked to vote on several fund proposals that will harmonise policies across Vanguard’s U.S.-based funds. If the proposals are approved, the funds will have more operational flexibility, helping them run more efficiently and effectively.

In addition, shareholders of certain funds will be able to vote on a proposal submitted by other shareholders. The proposal seeks to prescribe specific investment limitations on several funds.

Voting concludes on November 15, 2017, at the Joint Special Meeting of Shareholders in Scottsdale, Arizona.

Details on the proposals and voting methods are available at our proxy resource center:

https://about.vanguard.com/proxy/

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#
#VGI_Title#
Phone: #VGI_Phone#, Ext. #VGI_EXT#
E-mail:

(c)	2017 Vanguard Investments Canada Inc. All rights reserved.

Subject: Proxy voting under way for Vanguard shareholder meeting

#FirstName#,

I’m writing to encourage you to vote during Vanguard’s 2017 proxy campaign. Shareholders are being asked to elect a board of trustees for each U.S.-based Vanguard® fund and to approve several proposals aimed primarily at increasing operational flexibility and harmonizing fund policies across all Vanguard funds.

Following a U.S. Securities and Exchange Commission review, we started distributing proxy materials to shareholders of record as of August 16, 2017. The shareholder meeting is scheduled for Wednesday, November 15, 2017, in Scottsdale, Arizona.

What’s on the ballot

Shareholders are being asked to vote on the following management proposals:

  Elect a board of trustees for each fund.

  Enable certain U.S.-based Vanguard funds to enter into investment advisory agreements with one or more third-party investment advisors without obtaining additional shareholder approval.
  Several funds already operate under this policy.

  Enable all U.S.-based Vanguard funds to enter into investment advisory agreements with Vanguard subsidiaries without obtaining additional shareholder approval.

  Broaden the investment objective for Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to allow for investments in real estate-related investments in addition to real estate investment trusts (REITs).

  Reclassify Vanguard REIT Index Fund to “nondiversified” from “diversified,” as defined by the Investment Company Act of 1940.

  Approve new advisory agreements for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund to harmonize their investment advisory, administrative, and distribution arrangements with those of other U.S.-based Vanguard funds.

Shareholders of certain funds also submitted an additional proposal. The proposal seeks to prescribe investment limitations on several of the funds.

How to vote

Shareholders may vote online, by phone, by mail, or in person.

Vote now:
http://www.proxy-direct.com/vanguard

View the proxy booklet and additional proxy-related information: http://about.vanguard.com/proxy/

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT# _____________________________________________________________

**For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

All investing is subject to risk, including the possible loss of the money you invest. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility. In a diversified portfolio, gains from some investments may help offset losses from others. However, diversification does not ensure a profit or protect against a loss.

For institutional use only. Not for distribution to retail investors.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

Subject: Proxy proposal to elect Vanguard fund trustees

#FirstName#,

I’m pleased to send you the following information about the 2017 Vanguard proxy proposal to elect a board of trustees for each U.S.-based Vanguard® fund.

Proposal in brief: This management proposal asks shareholders to elect trustees for each fund.

Breadth of fund impact: All Vanguard funds.

Rationale

  A fund’s board can fill board vacancies only if, immediately after filling the vacancy, at least two-thirds of the trustees were elected by shareholders, in accordance with federal law.

  The funds’ boards cannot appoint any new trustees without shareholder approval. Therefore, shareholder approval is needed to elect Vanguard’s new president, Tim Buckley, and two other new nominees, Deanna Mulligan and Sarah Bloom Raskin.

Nominees

Twelve individuals have been nominated for election as Vanguard fund trustees, ten of whom would be “independent” trustees. If approved, the newly elected trustees would be serving together as the funds’ boards, effective January 1, 2018.

This slate of trustees encompasses individuals with diverse backgrounds and a broad range of experience. Their chief responsibility is to oversee the funds to make sure they are managed in the best interests of their shareholders.

The trustee nominees are:

  Two interested nominees: Vanguard Chairman Bill McNabb and newly elected President Tim Buckley.

  Eight current independent trustees: Mark Loughridge, who is the lead independent trustee; and Emerson U. Fullwood, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Scott C.
  Malpass, André F. Perold, and Peter F. Volanakis.

  Two new independent trustee nominees: Sarah Bloom Raskin, former U.S. deputy secretary of the Treasury, and Deanna Mulligan, president and CEO of The Guardian Life Insurance Company of America.

Further biographical details of all nominees are available in the proxy statement, which has been reviewed by the U.S. Securities and Exchange Commission and is being distributed to shareholders of record as of August 16, 2017.

How to vote

Shareholders may vote online, by phone, by mail, or in person. The shareholder meeting is scheduled for Wednesday, November 15, 2017, in Scottsdale, Arizona.

Vote now:
http://www.proxy-direct.com/vanguard

View the proxy booklet and additional proxy-related information: http://about.vanguard.com/proxy/

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name#
#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT# _____________________________________________________________

**For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

All investing is subject to risk, including the possible loss of the money you invest.

For institutional use only. Not for distribution to retail investors.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

Subject: Proxy proposals to approve manager-of-managers arrangements

#FirstName#,

I’m pleased to send you the following information about two 2017 Vanguard proxy proposals related to manager-of-managers arrangements for U.S.-based Vanguard® funds.

THIRD-PARTY INVESTMENT ADVISORS

Proposal in brief: This management proposal asks shareholders to enable Vanguard-managed index funds and a subset of Vanguard-managed active funds to enter into or materially amend investment advisory agreements with third-party investment advisors without obtaining additional shareholder approval in the future.

Breadth of fund impact: All Vanguard-managed index funds and a subset of Vanguard-managed active funds that currently don’t have this flexibility.

Rationale

  Provides flexibility for the funds to appoint a third-party investment advisor, capitalizing on Vanguard’s expertise in selecting highly qualified advisors at a low cost.

  Eliminates the substantial costs and delays associated with soliciting shareholder approval.

  Harmonizes policies across U.S.-based Vanguard funds and provides the funds with similar flexibility to that of many of their competitors.

  Protects shareholders of the funds should a contingency event at Vanguard occur in the future.

Vanguard does not have any current plan to make changes to any fund’s advisory arrangement as a result of receiving approval of this proposal.

VANGUARD SUBSIDIARIES

Proposal in brief: This management proposal asks shareholders to enable all funds to rely on a pending U.S. Securities and Exchange Commission exemptive application that, if granted, would permit the funds to enter into or materially amend investment advisory agreements with wholly-owned Vanguard subsidiaries without obtaining additional shareholder approval in the future.

Breadth of fund impact: All Vanguard funds.

Rationale

  Provides flexibility to appoint a Vanguard subsidiary in an advisory capacity to help manage the funds in the most efficient and effective manner.

  Eliminates the substantial costs and delays associated with soliciting shareholder approval.

  Protects shareholders of the funds should a contingency event at Vanguard occur in the future.

Vanguard does not have any current plan to make changes to any fund’s advisory arrangement as a result of receiving approval of this proposal.

HOW TO VOTE

Shareholders may vote online, by phone, by mail, or in person. The shareholder meeting is scheduled for Wednesday, November 15, 2017, in Scottsdale, Arizona.

Vote now: http://www.proxy-direct.com/vanguard

View the proxy booklet and additional proxy-related information:

http://about.vanguard.com/proxy/

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT# _____________________________________________________________

**For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

All investing is subject to risk, including the possible loss of the money you invest.

For institutional use only. Not for distribution to retail investors.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

Subject: Proxy proposal to approve funds’ service agreement for two funds

#FirstName#,

I’m pleased to send you the following information about a 2017 Vanguard proxy proposal to adopt the Vanguard Funds’ Service Agreement for two institutional Vanguard® funds.

Proposal in brief: This management proposal asks shareholders to approve a new investment advisory, administrative, and distribution arrangement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund by adopting the Funds’ Service Agreement.

Breadth of fund impact: Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund.

Rationale

  Offers potential for lower cost.

  Offers investors broader access to lower cost share classes.

  Harmonizes the investment advisory, administrative, and distribution arrangements for all publicly available U.S.-based Vanguard funds.

Key changes if approved: The adoption of the Service Agreement would result in lower expense ratios for Institutional class shares of both funds and a reduction in the minimum initial investments for three of the funds’ four share classes, as shown in the table below.

Institutional Index Fund
	Expense ratio		Minimum initial investment
Share class	Current	Proposed	Current	Proposed
Institutional	0.04%	0.035%	$5 million	$5 million
Institutional Plus	0.02%	0.02%	$200 million	$100 million

Institutional Total Stock Market Index Fund
	Expense ratio		Minimum initial investment
Share class	Current	Proposed	Current	Proposed
Institutional	0.04%	0.035%	$100 million	$5 million
Institutional Plus	0.02%	0.02%	$200 million	$100 million

By adopting the Service Agreement, each fund will become a Vanguard member fund. Each Vanguard member fund pays its share of Vanguard’s total expenses, which are allocated to the Vanguard funds under methods approved by the Board of Trustees of each Vanguard fund.

Each fund will make an initial capital contribution to Vanguard, which will be adjusted from time to time. Additionally, each Vanguard fund that is a party to the Service Agreement may be called upon to invest up to 0.40% of its net assets in Vanguard.

Based on net assets as of May 31, 2017, the Institutional Index Fund’s investment in Vanguard would be approximately $14.1 million, constituting 5.7% of Vanguard’s total capital and 0.0063% of the fund’s net assets, and the Institutional Total Stock Market Index Fund’s investment in Vanguard would be approximately $2.5 million, constituting 1% of Vanguard’s total capital and 0.0063% of the fund’s net assets. Historically, Vanguard has called upon the Vanguard funds to make additional capital contributions infrequently (most recently in 2008 and 1999).

How to vote

Shareholders may vote online, by phone, by mail, or in person. The shareholder meeting is scheduled for Wednesday, November 15, 2017, in Scottsdale, Arizona.

Vote now:
http://www.proxy-direct.com/vanguard

View the proxy booklet and additional proxy-related information: http://about.vanguard.com/proxy/

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT# _____________________________________________________________

**For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

All investing is subject to risk, including the possible loss of the money you invest.

For institutional use only. Not for distribution to retail investors.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

Subject: Proxy proposals for Vanguard REIT portfolios

#FirstName#,

I’m pleased to send you the following information about two 2017 Vanguard proxy proposals:

  The first is to change the investment objective of Vanguard® REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio

  The second is to change the diversification status of Vanguard REIT Index Fund.

INVESTMENT OBJECTIVE CHANGE

Proposal in brief: This management proposal asks shareholders to approve a change in the investment objective for the REIT Index Fund and the REIT Index Portfolio of the Variable Insurance Fund. The change would broaden the mandate to include real estate management and development companies.

Breadth of fund impact: The REIT Index Fund and the REIT Index Portfolio of the Variable Insurance Fund.

Rationale

Aligns the funds with the newly constituted Global Industry Classification Standard (GICS) real estate sector.
Enables investors who use Vanguard’s sector equity index funds to have broader exposure to the
U.	S. equity market.
Provides additional investment capacity.

Key changes if approved: Each fund would undergo a corresponding change to its investment objective, benchmark index, and name, as shown in the table below.

	Current	Proposed
Investment	The fund seeks to provide a high level	The Fund seeks to provide a high level
objective	of income and moderate long-term	of income and moderate long-term
	capital appreciation by tracking the	capital appreciation by tracking the
	performance of a benchmark index that	performance of a benchmark index that
	measures the performance of publicly	measures the performance of publicly
	traded equity REITs.	traded equity REITs and other real
estate-related investments.
Benchmark	MSCI US REIT Index	MSCI US Investable Market Real
Estate 25/50 Index
Fund names	Vanguard REIT Index Fund	Vanguard Real Estate Index Fund
	Vanguard Variable Insurance Fund	Vanguard Variable Insurance Fund
	REIT Index Portfolio	Real Estate Index Portfolio

To reduce the impact of transaction costs, the REIT Index Fund will track a transition index for approximately six months starting in early 2018. This will allow the Fund to gradually sell securities and invest proceeds in select specialized REITs and real estate management and development companies. The transaction costs for the REIT Index Fund transition are expected to be moderate. The REIT Index Portfolio of the Variable Insurance Fund is not expected to track a transition index. Because of the modest size of the portfolio, transaction costs are expected to be minimal.

Shareholders will not be asked to vote on the name change or the benchmark change of the funds; however, changing the benchmark will necessitate a change to the names of the funds.

DIVERSIFICATION CHANGE

Proposal in brief: This management proposal asks shareholders to approve a change in the diversification status of the REIT Index Fund from diversified to nondiversified, as defined by the Investment Company Act of 1940 (the 1940 Act).

Breadth of fund impact: The REIT Index Fund.

Rationale

  Enables the fund to track its benchmark more closely.

  Aligns the fund’s 1940 Act diversification status with other Vanguard sector equity index funds.

How to vote

Shareholders may vote online, by phone, by mail, or in person. The shareholder meeting is scheduled for Wednesday, November 15, 2017, in Scottsdale, Arizona.

Vote now:
http://www.proxy-direct.com/vanguard

View the proxy booklet and additional proxy-related information: http://about.vanguard.com/proxy/

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT# _____________________________________________________________

**For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

All investing is subject to risk, including the possible loss of the money you invest. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard and Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates, or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The preliminary proxy statement the Vanguard funds filed with the SEC contains a more detailed description of the limited relationship MSCI has with The Vanguard Group, Inc. and any related funds.

For institutional use only. Not for distribution to retail investors.

  2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. |

Privacy statement: http://www.vanguard.com/instlprivacystmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

Subject: Shareholder proposal on investment procedures related to genocide

#FirstName#,

I’m pleased to send you the following information about a 2017 proxy proposal submitted by shareholders of certain Vanguard® funds that calls for instituting anti-genocide investing procedures for those funds.

Proposal in brief: This shareholder proposal, which the Vanguard board recommends a vote against, asks that the affected funds institute procedures to avoid holdings in companies that are believed to substantially contribute to genocide or crimes against humanity.

Breadth of fund impact: Shareholders submitted proposals for 48 Vanguard funds.

Rational for Vanguard opposition

  Vanguard is fully compliant with all applicable U.S. laws and regulations on this matter.

  The addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies.

  Divestment is an ineffective means to implement social change as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

Additional information on Vanguard’s position on social issues can be found on our Investment Stewardship page: http://about.vanguard.com/investment-stewardship/

How to vote

Shareholders may vote online, by phone, by mail, or in person. The shareholder meeting is scheduled for Wednesday, November 15, 2017, in Scottsdale, Arizona.

Vote now:
http://www.proxy-direct.com/vanguard

View the proxy booklet and additional proxy-related information: http://about.vanguard.com/proxy/

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT# _____________________________________________________________

**For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

All investing is subject to risk, including the possible loss of the money you invest.

For institutional use only. Not for distribution to retail investors.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com

Proxy Email to use with Clients

We’ve developed the following email template to use with your clients. We encourage you to use this to share information on Vanguard’s 2017 Proxy.

Subject: Vanguard fund shareholders encouraged to vote

#FirstName#,

Like other U.S. investment companies, Vanguard periodically holds shareholder meetings when shareholder approval is needed for certain matters affecting the funds. At an upcoming shareholder meeting, or by proxy beforehand, shareholders will vote on the election of trustees for all U.S.-based Vanguard funds.

Shareholders will also be asked to vote on several fund policy proposals that, if approved, will give the funds more operational flexibility while acting in the best interests of their shareholders.

Your fund. Your vote.

A proxy is the legal authority or means to permit a shareholder’s vote to be registered without their physical presence at an annual or special shareholder meeting.

Vanguard CEO Bill McNabb encouraged shareholders to vote, saying, “Every shareholder matters, and we want to hear from you.”

How to vote

Shareholders may vote online, by phone, or by mail or in person. Voting concludes on November 15, 2017 at the Special Meeting of Shareholders in Scottsdale, Arizona.

For more voting information, go to our proxy resource center: https://about.vanguard.com/proxy/

If you have additional questions, please don't hesitate to contact me.

For more information about Vanguard funds, visit vanguard.com or contact your financial advisor to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Client email template for proxy campaign

Subject: Vanguard shareholder proxy voting begins

Preheader: Vote online, by mail, or by phone

Headline: Vanguard fund shareholders encouraged to vote

#FirstName#,

Vanguard opened an important three-month proxy voting campaign today. Shareholders are being asked to elect their fund trustees and approve several policy changes across Vanguard’s U.S.-domiciled fund lineup.

In a letter accompanying the proxy materials, Vanguard CEO Bill McNabb encouraged shareholders to vote, saying, “Every shareholder matters, and we want to hear from you.”

Prompt shareholder votes ensure that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in mid-November.

Once shareholders receive their materials, including voting instructions, they can vote by proxy online, by phone, or by mail.

Shareholders are being asked to elect 12 fund trustees. This slate of trustees encompasses individuals with diverse backgrounds and a broad range of experience. Their chief responsibility is to oversee the funds to make sure they are managed in the best interests of their shareholders.

The trustee nominees include:

  Two interested nominees: Vanguard Chairman Bill McNabb and newly elected President Tim Buckley.

  Eight current independent trustees: Mark Loughridge, who is the lead independent trustee; and Emerson U. Fullwood, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

  Two new independent trustee nominees: Sarah Bloom Raskin, former U.S. deputy secretary of the Treasury, and Deanna Mulligan, President and CEO of The Guardian Life Insurance Company of America.

Shareholders are also being asked to vote on several fund proposals that will harmonize policies across Vanguard’s U.S.-based funds. If the proposals are approved, the funds will have more operational flexibility, helping them run more efficiently and effectively.

In addition, shareholders of certain funds will be able to vote on a proposal submitted by other shareholders. The proposal seeks to prescribe specific investment limitations on several funds.

Voting concludes on November 15, 2017 at the Joint Special Meeting of Shareholders in Scottsdale, Arizona.

Details on the proposals and voting methods are available at our proxy resource center, www.xxxxxxxxxxxxxxxxx.com.

If you have additional questions, please don't hesitate to contact us.

For more information about Vanguard funds, visit xxxxxx.vanguard.com or call xxx-xxx-xxxx to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement:

455 Devon Park Drive | Wayne, PA 19087-1815 | https://advisors.vanguard.com

Vanguard fund shareholders encouraged to vote as proxy campaign gets under way

August 14, 2017

Vanguard opened an important three-month voting campaign today with the filing of its final proxy statement with the U.S. Securities and Exchange Commission (SEC). Vanguard is asking shareholders to elect the trustees of its funds and to approve several policy changes across its U.S.-domiciled fund lineup.

The shareholder voting process will begin on Wednesday, August 16. Shareholders can vote by proxy online, by phone, or by mail once they receive their voting instructions. Proxy materials with full details will be distributed to shareholders in the coming weeks.

Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in mid-November.

“We’re encouraging every shareholder to participate by voting as soon as possible,” said Vanguard CEO Bill McNabb. “These proposals are important because they’ll put in place the people and policies that will help us continue to protect shareholders’ interests, manage our funds efficiently, and lower the cost of investing for our clients.” Voting concludes on November 15, 2017 at the Joint Special Meeting of Shareholders in Scottsdale, Arizona.

Shareholders of all U.S.-based Vanguard funds are being asked to elect the members of each fund’s board of trustees, ten of whom would be “independent” trustees. The nominees include:

  Two interested nominees: Vanguard Chairman Bill McNabb and newly elected President Tim Buckley.

  Eight current independent trustees: Mark Loughridge, who is the lead independent trustee; and Emerson U. Fullwood, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

  Two new independent trustee nominees: Sarah Bloom Raskin, former U.S. deputy secretary of the Treasury, and Deanna Mulligan, President and CEO of The Guardian Life Insurance Company of America.

This slate of trustees encompasses individuals with diverse backgrounds and a broad range of experience. The chief responsibility of the trustees is to oversee the funds to make sure they are managed in the best interests of their shareholders.

Shareholders are also being asked to vote on several fund proposals that will harmonize policies across Vanguard’s U.S.-based funds. If the proposals are approved, the funds will have more operational flexibility, helping them run more efficiently and effectively.

In addition, shareholders of certain funds will be able to vote on a proposal submitted by other shareholders. The proposal seeks to prescribe specific investment limitations on several funds.

Details on the proposals and voting methods are available at Vanguard’s proxy resource center, www.xxxxxxxxxxxxxxxxx.com.

Notes:

  All investing is subject to risk, including the possible loss of money you invest.

Vanguard® REIT Index Portfolio

Real estate investment trusts posted modest returns and trailed the broad U.S. stock market during the first half of the year as rising interest rates limited their investment appeal. For the six months ended June 30, 2017, Vanguard REIT Index Portfolio returned 2.40%, in line with its target index and the average return of its peer funds.

The portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking a benchmark index that measures the performance of publicly traded equity REITs.

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Fed tightening limits REITs’ appeal

In June, the Federal Reserve raised the federal funds target rate one-quarter of a percentage point, to between 1% and 1.25%—the second increase in 2017 and the fourth since December 2015. In this environment, REITs underperformed the broader stock market because higher interest rates raise REITs’ debt-financing costs, eroding profit margins. Also, investors could swap REITs for income-generating investments that bear less risk.

Despite the modest returns, six of eight subsets of the REIT market finished the period in positive territory. Health care REITs led the way, with a return of more than 12%, thanks in part to attractive valuations and favorable demographics.

Industrial REITs, which own and manage industrial facilities and rent space in those properties, and specialized REITs, which include storage facilities, data centers, and entertainment and athletic complexes, also produced double digit returns for the period.

Total Returns
		Six Months Ended
		June 30, 2017
Vanguard REIT Index Portfolio		2.40%
REIT Spliced Index[1]		2.66
Variable Insurance Real Estate Funds Average[2]		2.52

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
Portfolio		Funds Average
REIT Index Portfolio	0.27%	1.13%

Residential REITs, diversified REITs, which include different types of properties, and office REITs also contributed to performance.

The sector’s largest group, retail REITs, was the biggest detractor. Results were held back by a general decline in the popularity of malls, store closures by national retailers, and an increase in online shopping. Hotel and resort REITs also were in negative territory.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders. As a shareholder of the REIT Index Portfolio, you will be asked to vote on proposals that are specific to your portfolio.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter. 2 Derived from data provided by Lipper, a Thomson Reuters Company.

3 The portfolio expense ratio shown is from the prospectus dated May 1, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

1

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Vanguard proxy vote

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August 14, 2017

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Advisor Information | Proposals | Client Resources (Link to Corporate page) | Vote — Voting begins August 16, 2017

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We need your input on several proposals that will allow us to serve our clients' needs most effectively. Every vote counts and it only takes a few minutes.

VOTE NOW

Shared by VMC on behalf of VGI

We need your input on several proposals that will allow us to serve our clients' needs most effectively. Every vote counts and it only takes a few minutes.

VOTE NOW

Take a few minutes to vote your Vanguard proxy
Vote now

Don't forget to vote your Vanguard proxy
Vote now

Have you voted your Vanguard proxy?

Your vote will help us serve your needs most effectively going forward. Every vote counts and it only takes a few minutes.

Vote

VOTE NOW

Shared by VMC on behalf of VGI

Have you voted your Vanguard proxy?

Your vote will help us serve your needs most effectively going forward. Every vote counts and it only takes a few minutes.

Vote

VOTE NOW

Vanguard's 2017 proxy campaign is here

We need your vote on the election of trustees for all Vanguard® funds as well as on several fund-related proposals that will allow us to serve our clients' needs most effectively. Every vote counts and it only takes a few minutes.

Vote

VOTE NOW

Shared by VMC on behalf of VGI

Vanguard's 2017 proxy campaign is here

We need your vote on the election of trustees for all Vanguard® funds as well as on several fund-related proposals that will allow us to serve our clients' needs most effectively. Every vote counts and it only takes a few minutes.

Vote

VOTE NOW

Vanguard

Proxy Voting Service — Vote Proxy

Please vote your proxy below.

Proxy 1: Sample card 08599999001000

Management Proposals:

THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1-6.

Proposal	For	Withhold
1 To elect the Board of Trustees:	For All	Withhold All
1.01 Elect Mortimer J. Buckley as Trustee for each fund.	○	○
1.02 Elect Emerson U. Fullwood as Trustee for each fund.	○	○
1.03 Elect Amy Gutmann as Trustee for each fund.	○	○
1.04 Elect JoAnn Heffernan Heisen as Trustee for each fund.	○	○
1.05 Elect F. Joseph Loughrey as Trustee for each fund.	○	○
1.06 Elect Mark Loughridge as Trustee for each fund.	○	○
1.07 Elect Scott C. Malpass as Trustee for each fund.	○	○
1.08 Elect F. William McNabb III as Trustee for each fund.	○	○
1.09 Elect Deanna Mulligan as Trustee for each fund.	○	○
1.10 Elect André F. Perold as Trustee for each fund.	○	○
1.11 Elect Sarah Bloom Raskin as Trustee for each fund.	○	○
1.12 Elect Peter F. Volanakis as Trustee for each fund.	○	○

Proposal	For	Against	Abstain
2 Approve a manager of managers arrangement with third-party investment advisors.	For All	Against All	Abstain All
500 Index	○	○	○
Balanced Index	○	○	○
California Intermediate-Term Tax-Exempt	○	○	○
California Long-Term Tax-Exempt	○	○	○
California Municipal Money Market	○	○	○
Consumer Discretionary Index	○	○	○
Consumer Staples Index	○	○	○
Developed Markets Index	○	○	○
Diversified Equity	○	○	○
Dividend Appreciation Index	○	○	○
Emerging Markets Government Bond Index	○	○	○

3 Approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard.	For All	Against All	Abstain All
500 Index	○	○	○
Alternative Strategies	○	○	○
Balanced Index	○	○	○
California Intermediate-Term Tax-Exempt	○	○	○
California Long-Term Tax-Exempt	○	○	○
California Municipal Money Market	○	○	○
Capital Opportunity	○	○	○
Capital Value	○	○	○
Consumer Discretionary Index	○	○	○
Consumer Staples Index	○	○	○
Convertible Securities	○	○	○
Core Bond	○	○	○
Developed Markets Index	○	○	○
Diversified Equity	○	○	○

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Proxy Statement

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This is a Computershare Fund Services website. Please note that any information collected through the site is subject to Computershare's privacy policy which can be accessed at the link below.

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This Website is provided by, and the information contained herein is provided by, Computershare Fund Services, Vanguard's authorized agent for proxy voting and tabulation services. WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted. Your browser must support JavaScript 1.1 or higher in order to continue. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.
© 2017 - Computershare. All Rights Reserved.

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Proxy Voting Service — Confirmation

PRINT

Thank you for voting online.

If necessary, you can revisit the Internet voting site at any time before the meeting date on November 15, 2017, at 8:00 a.m., local Arizona time, to submit new voting instructions.

This is a summary of your voting instructions for the Joint Special Meeting of Shareholders of Vanguard Funds. You may print this page for your records.

Vote Another Card | Log Out

Proposal		Response
1.01	Elect Mortimer J. Buckley as Trustee for each fund.	For
1.02	Elect Emerson U. Fullwood as Trustee for each fund.	For
1.03	Elect Amy Gutmann as Trustee for each fund.	For
1.04	Elect JoAnn Heffernan Heisen as Trustee for each fund.	For
1.05	Elect F. Joseph Loughrey as Trustee for each fund.	For
1.06	Elect Mark Loughridge as Trustee for each fund.	For
1.07	Elect Scott C. Malpass as Trustee for each fund.	For
1.08	Elect F. William McNabb III as Trustee for each fund.	For
1.09	Elect Deanna Mulligan as Trustee for each fund.	For
1.10	Elect André F. Perold as Trustee for each fund.	For
1.11	Elect Sarah Bloom Raskin as Trustee for each fund.	For
1.12	Elect Peter F. Volanakis as Trustee for each fund.	For

2 Approve a manager of managers arrangement with third-party investment advisors.	Fund Specific Vote
500 Index	For
Balanced Index	For
California Intermediate-Term Tax-Exempt	For
California Long-Term Tax-Exempt	For
California Municipal Money Market	For
Consumer Discretionary Index	For
Consumer Staples Index	For
Developed Markets Index	For
Diversified Equity	For
Dividend Appreciation Index	For
Emerging Markets Government Bond Index	For

3 Approve a manager of managers arrangement with wholly-owned subsidiaries of Vanguard.	Fund Specific Vote
500 Index	For
Alternative Strategies	For
Balanced Index	For
California Intermediate-Term Tax-Exempt	For
California Long-Term Tax-Exempt	For
California Municipal Money Market	For
Capital Opportunity	For
Capital Value	For
Consumer Discretionary Index	For
Consumer Staples Index	For
Convertible Securities	For
Core Bond	For
Developed Markets Index	For
Diversified Equity	For
Dividend Appreciation Index	For
Dividend Growth	For
Emerging Markets Bond	For
Emerging Markets Government Bond Index	For

7 A shareholder proposal to "institute transparent procedures to avoid holding investments in companies	

Proxy Questions?
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Technical Questions?
Contact Computershare 1-866-641-4254
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Proxy Material
Proxy Statement

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Proxy secure message for retail clients—e-delivery only

-------------------------------------------------

You are now able to review the proxy statement that asks you and other Vanguard fund shareholders to vote on a number of proposals presented by the funds’ trustees. After you read this entire message, please click the customized link located below to go to Vanguard’s authorized voting website. That will allow you to read the official proxy statement and cast your vote for your cbd:proxyAcctType account.

cbd:proxyWebsite

Shareholders are being asked to elect 12 fund trustees. This slate of trustees encompasses individuals with diverse backgrounds and a broad range of experience. Their chief responsibility is to oversee the funds to make sure they are managed in the best interests of their shareholders.

Shareholders are also being asked to vote on several fund proposals that will harmonize policies across Vanguard’s U.S.-based funds. If the proposals are approved, the funds will have more operational flexibility, helping them run more efficiently and effectively.

Because you owned shares of a Vanguard fund on the “record date” of cbd:recordDate, we encourage you to cast a vote, even if you sold any of your shares after that date. No matter how many shares you own, your vote is important.

Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in mid-November.

“We’re encouraging every shareholder to participate by voting as soon as they can,” said Vanguard CEO Bill McNabb. “These proposals are important because they’ll put in place the people and policies that will help us to continue to protect shareholders’ interests, manage our funds efficiently, and lower the cost of investing for our clients.”

If you have any questions, please call cbd:proxyPhoneNumber. Thank you in advance for voting!

Official Instructions

THE VANGUARD FUNDS PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD cbd:vgFundsProxyMtg.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS.

You are about to electronically cast your vote for several proposals. As you proceed to the voting site, please keep the following things in mind:

  You are appointing F. William McNabb III, Mortimer J. Buckley, and Anne E. Robinson, or any of them, as your Proxies for the purpose of voting with respect to all interests in each of the Funds to which you are entitled to vote at the Special Meeting of Shareholders to be held on November

  15, 2017, and at any adjournments or postponements thereof.

  You may view the Notice of a Special Meeting of Shareholders and an accompanying Joint Proxy Statement (at the above link) that provide detailed information regarding the proposals to be addressed at the meeting. You should read those materials carefully.

  This proxy will be voted in accordance with your instructions.

  The proxies are authorized at their discretion to vote upon such other matters as may come before the meeting or any adjournments or postponements thereof.

When you click the link above, you will leave Vanguard’s website and enter the voting website, which is sponsored by Computershare Fund Services, Vanguard’s authorized agent for proxy voting and tabulation services. You will be automatically directed to a secure personalized online proxy ballot that will allow you to cast your vote for your Vanguard account(s).

If you prefer to visit the voting site later on your own, you may go to this website:

cbd:proxyWebsiteLater

If you go to the voting site by this method, you must enter the following information when prompted:

Control number: cbd:proxyControlNum
Security code: cbd:proxySecCode

Subject: Important: Proxy voting starts today

Preheader: Your vote is needed on several proposals

Important: Proxy voting starts today

Dear Vanguard Client,

The trustees of Vanguard's U.S.-based mutual funds are requesting your vote on an important proxy. Please log on to your Vanguard account and visit your secure message center for proxy materials and other important information.

We're requesting your vote because you own units of at least one Vanguard fund as of today, August 16, 2017, which is the record date for the proxy. We encourage you to vote even if you sell any of your units after today. No matter how many units you own, your vote is important.

Thank you in advance for voting.

F. William McNabb III
Chairman and Chief Executive Officer

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All investing is subject to risk, including the possible loss of the money you invest.

  2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

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Subject: Important: Proxy voting starts today

Preheader: Your vote is needed on several proposals

Important: Proxy voting starts today

Dear Shareholder,

The trustees of Vanguard's U.S.-based mutual funds are requesting your vote on an important proxy. Please log on to your Vanguard account and visit your secure message center for proxy materials and other important information.

We're requesting your vote because you own shares of at least one Vanguard fund as of today, August 16, 2017, which is the record date for the proxy. We encourage you to vote even if you sell any of your shares after today. No matter how many shares you own, your vote is important.

Thank you in advance for voting.

F. William McNabb III
Chairman and Chief Executive Officer

Legal notices and email administration

All investing is subject to risk, including the possible loss of the money you invest.

  2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

  Devon Park Drive | Wayne, PA 19087-1815 | vanguard.com

Privacy policy | Contact us | Online security | Home

Vanguard Inbound Call Flow

NCU PROXY CALL FLOW

Hello, I am trying to reach < SH Full Name >. Is he/she available?
If yes, confirm SH identity
Who's Calling? (prior to confirming SH)
My name is < First name, Last name > and I'm calling from Computershare on a recorded line regarding the upcoming shareholder meeting for < Vanguard Funds>. Is < SH Full Name > available?
If yes
My name is < First Name, Last name > and I am calling on a recorded line from Computershare regarding your investment in the < Vanguard Specific Fund Name >.
< Use Alternate Scripting if appropriate >
Materials were sent to you <via email, if e-delivery> regarding the upcoming shareholder meeting and at this time we have not received your vote.
Would you like to vote along with the recommendations of management?
If yes / If vote direction is given
If no / SH veclines to Vote
If Households for the same SH:
I see you have additional investments with Vanguard Funds.
Would you like to vote the same way on those investments?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of management?
Vote direction is given
SH declines to vote after rebuttals
If no
Is there a better time to reach them?
Thank you. I'm recording a vote on your Vanguard investment(s), along with management's recommendation, and will send a printed confirmation <for each> to: < Registration Street Address >.
For confirmation purposes, may I have your city, state and zip code?
< Note: if the SH declines, we can accept the vote with the correct zip or city >
< If appropriate >
We can be reached at < Vanguard TFN > and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
For BEN Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225, if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
Thank you for your time. Have a great < day / evening >.
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds a Vanguard investment. May I speak to them?
If yes
If no

Revised 8/17

NCU PROXY CALL FLOW

Alternative Call Flows – Personal Investments

Investment held in a Custodial Account for a minor – Ask for Custodian:

My name is <First Name, Last name> and I am calling on a recorded line regarding the investment in the < Vanguard Specific Fund Name > you control as custodian for < name of minor >.

TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.

CUSTODIAL Abbreviations	
C/F, CUST	Custodian: authorized
RI, RESP PERS	Responsible Individual (Cust): authorized
UGMA	Uniform Gifts to Minors Act
UTMA	Uniform Transfers to Minors Act
COVERDELL ESA	Coverdell Educational Savings Account

Ex:
JOHN Q SMITH CUST
JAMES R SMITH UGMA
123 MAIN ST.

Ex:
JANE BRANDING C/F
ELAINE JOHNSON (MINOR)
123 MAIN ST.

Investment held in a Trust w/ no FBO – Ask for Trustee:

My name is <First Name, Last name> and I am calling on a recorded line regarding the investment in the < Vanguard Specific Fund Name > held in the < Trust Name > for which you were listed as Trustee.

TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is 'the Trust'

TRUST Abbreviations	
TTEE, TR	Trustee (TR is uncommon): authorized
TR, LIVT	Trust, Living Trust
REV, IRREV	Revocable, Irrevocable
UA DTD	Under the Agreement Dated

Ex:
LINDA Q SMITH TTEE
JOHN SMITH REV LIV TR
U/A DTD 7/21/2001
123 MAIN ST

Authorization Procedures – Personal Investment

3rd Party, states they handle the proxy voting

Are you authorized to vote on this investment?

If Yes: May I have your name and relationship to the shareholder?

Would you like to vote along with Management's recommendation?

Clarifying Abstain

If a shareholder states 'I will abstain' or simply 'I abstain', ask:
'Just to clarify, are you casting an Abstain vote, or not voting at all?'

Personal investment where the sh is incapacitated/deceased

Is there anyone else that might handle the proxy voting?

Email Remails/Proxy Statement Website

The shareholder wants more information:
Offer the Vanguard website: <website name>
Then, if needed:
'The fastest and most cost effective way to get those materials to you is via email. May I have the email address that you'd like the materials sent to?'

Revised 8/17

Vanguard Warm Transfer Call Flow

Thank you for calling Computershare my name is < first name, last name >.
How may I help you?

RESPOND TO THE VANGUARD REP & LOCATE THE SHAREHOLDER INFORMATION IN PROXY01
If the Vanguard rep has the Vanguard shareholder on the line with the shareholder:
Hi, my name is < CFS agent first name, last name >, I would be happy to assist. May I have the spelling of your last name and the zip code where your proxy materials were mailed?

If the Vanguard rep comes on the line without the shareholder:
May I have the spelling of the shareholder’s last name and zip code?
*Use additional search methods if the shareholder cannot be found by last name and zip code.

VERIFY INFORMATION IN PROXY01
Am I speaking with < Shareholder First Name, Last Name >?
Is your mailing address still < Shareholder Street Address >?
This is regarding the shareholder meeting for the < Specific Fund Name >.
Would you like to vote along with the recommendations of management?

*Remember to speak to: Trust, Custodian, Association, Club, Company Name, 401K or Plan Name, if appropriate.

SHAREHOLDER HAS QUESTIONS ABOUT THE PROPOSALS
If the Vanguard rep is still on the line: <Rep name>, would you like to review, or shall I?
If the Vanguard rep is no longer on line: The CFS agent will answer the shareholders questions.

SHAREHOLDER ASKS WHAT THEIR VOTING OPTIONS ARE
You may cast your vote in favor, against or abstain on all proposals or you may vote differently on each individual proposal. The Fund’s Board recommends a vote for proposals 1-6 and against proposal 7. How would you like to cast your vote?

VOTE CONFIRMATION
Thank you, I am recording your < voting instructions > and will send a printed confirmation to <shs street address >.
For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

CLOSE
Thank you for your time and your vote. Have a good day/evening.

Warm Transfer Call Flow

Revised Aug 2017

VANGUARD FUNDS PROXY WO#29085: TOUCH-TONE TELEPHONE VOTING SCRIPT
			** PROXY CARD **	IVR Revised 08-08-17
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-888-218-4371 THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the automated proxy voting system for the Vanguard Funds. The votes are being tabulated by Computershare.
Please have your proxy card or meeting notice available as you will need to refer to it during voting. If you received multiple proxy cards or meeting notices, you will need to vote each proxy card or meeting notice separately. If you need assistance voting, you can reach a call center representative by calling 1-866-963-5746 Monday through Friday 9:00 a.m. - 11:00 p.m. and Saturday from noon to 6:00 p.m. Eastern Time. Again that number is 1-866-963-5746. Please note that you may incur a charge for this call if dialing from outside the United States."

AUTHENTICATION PROMPT:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" proposals 1 through 6 and "AGAINST" proposal 7.

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for shares in Vanguard Funds. The Board Recommends a vote "FOR" proposals 1 through 6 and "AGAINST" proposal 7.

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again "

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
"PROPOSAL 1: To vote FOR ALL nominees, Press 1.		To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
"Okay, voting for all nominees"

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
"Okay, voting withhold on all nominees "

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
"Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. "
THEN THEY HEAR: "For each nominee listed on your proxy card or meeting notice there's a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote."

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
"OK, withholding your vote from nominee number N" [Where N is the nominee number entered]"

THEN THE SHAREHOLDER HEARS:
"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound)."

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
"Okay, finished withholding from nominees"

"PROPOSAL 2: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;				Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

"PROPOSAL 3:	[FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;			Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3",etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

"PROPOSAL 4:	[FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;			Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3" ,etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

PROPOSAL 5:	" To vote FOR Press 1; AGAINST Press 2;		Or to ABSTAIN Press 3"

"PROPOSAL 6:	[FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;			Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3" , etc to match the fund holdings on the ballot.
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

“PROPOSAL 7, reminder the board recommends a vote against shareholder proposal # 7” , then: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their voting instruction card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"If you're planning to attend the Special Meeting , press 1; otherwise press 2." [Optional prompt]

THEN THEY HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows " [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

VANGUARD FUNDS PROXY WO#29085: TOUCH-TONE TELEPHONE VOTING SCRIPT
			** VOTING INSTRUCTION CARD **		IVR Revised 08-08-17
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-866-367-6361 THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the automated proxy voting system for the Vanguard Funds. The votes are being tabulated by Computershare.
Please have your voting instruction card or meeting notice available as you will need to refer to it during voting. If you received multiple voting instruction cards or meeting notices, you will need to vote each votinginstruction card or meeting notice separately. If you need assistance voting, you can reach a call center representative by calling 1-866-963-5746 Monday through Friday 9:00 a.m. - 11:00 p.m. and
Saturday from noon to 6:00 p.m. Eastern Time. Again that number is 1-866-963-5746.Please note that you may incur a charge for this call if dialing from outside the United States."

AUTHENTICATION PROMPT:
"Before you can vote, I'll need to validate some information from your voting instruction card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" proposals 1 through 6 and "AGAINST" proposal 7.

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for shares in Vanguard Funds. The Board Recommends a vote "FOR" proposals 1 through 6 and "AGAINST" proposal 7.

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again "

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S voting instruction card, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
"PROPOSAL 1: To vote FOR ALL nominees, Press 1.		To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
"Okay, voting for all nominees"

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
"Okay, voting withhold on all nominees "

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
"Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. "
THEN THEY HEAR: "For each nominee listed on your voting instruction card or meeting notice there's a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote."

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
"OK, withholding your vote from nominee number N" [Where N is the nominee number entered]"

THEN THE SHAREHOLDER HEARS:
"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound)."

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
"Okay, finished withholding from nominees"

"PROPOSAL 2: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;				Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their voting instruction card…

"PROPOSAL 3:	[FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;			Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their voting instruction card…

"PROPOSAL 4:	[FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;			Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their voting instruction card…

PROPOSAL 5:	" To vote FOR Press 1; AGAINST Press 2;		Or to ABSTAIN Press 3"

"PROPOSAL 6:	[FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;			Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their voting instruction card…

“PROPOSAL 7, reminder the board recommends a vote against shareholder proposal # 7” , then: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;				AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
"FOR HOLDING 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their voting instruction card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"If you're planning to attend the Special Meeting , press 1; otherwise press 2." [Optional prompt]

THEN THEY HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows " [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice.
I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your voting instruction card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

Your fund. Your vote.

As a Vanguard fund shareholder, you’re part of a unique investment community—one that believes an investment firm should focus exclusively on the success of its clients, without any conflicting loyalties to outside owners.

That’s why we work hard every day to keep your fund running smoothly and cost-effectively. But there are times when we ask for your help to do this … and now is one of those times.

Vanguard’s U.S.-based funds are holding a shareholder meeting on November 15, 2017. Ahead of this meeting, the funds are conducting a “proxy” campaign.

Through a proxy, fund shareholders are able to vote on important proposals affecting their funds.

With this proxy campaign, your vote is needed to elect the fund trustees who look out for your interests. We also need you to vote on proposals that will help your fund continue to operate efficiently.

Your vote really makes a difference. Without enough votes your fund will have to send more mailings to shareholders to get more votes. That’s extra money your fund has to spend, which could raise your fund’s costs.

So please take a minute to review the proposals and cast your vote—today. Voting is easy. Besides attending the shareholder meeting, you can … …click the “Vote now” link to vote directly through a secure website… …call the toll-free number shown here…

…or mail your paper ballot in the pre-paid envelope provided in the packet you received in the mail.

All the information you need can be found at our proxy resource center.

So please take a moment and click on the red “Vote now” button. It’s a great way to help yourself…and your fellow Vanguard fund shareholders.

Thank you for voting . . . and for your confidence in Vanguard.